EXHIBIT 99.1

Agricultural property appraisal reports (Appraisals 1 through 4) and supplemental letter of the appraiser dated August 4, 2026 regarding the “Las Lomas” property (English translations)

Appraisal 1

Appraisal 2

Appraisal 3

Appraisal 4

Supplemental letter of the appraiser dated August 4, 2026 (Las Lomas comparables)

AGRICULTURAL PROPERTY APPRAISAL



Lot that is being assessed:	Rural tract called Barranca de San Miguel, in the location of the same name, with a surface area of 4-□1-21 ha.
Applicant:	Juan Pablo Muñoz-Flores
Owner of the Real Property:	Juan Pablo Muñoz-Flores
Property location:	The lot is located 4 km away from Amacueca's downtown, municipality of the same name, in the State of Jalisco, through Independencia Nacional street. Dirt road. There is an unpaved road of approximately 300 meters from Barranca de San Miguel to the lot.
Town/Ranch/District:	Location of Barranca de San Miguel
Municipality/Borough:	Amacueca
State:	State of Jalisco

This opinion determines the value of the lot, its structures, ancillary facilities and buildings. Regarding the properties other than lot assets, only the avocado fruit trees are considered, as the value of the agricultural machinery in the company is omitted.

MARKET VALUE				$	42,451,956.91
APPRAISAL EFFECTIVE DATE	Friday, September 19, 2025				

Translation from Spanish into English

AGRICULTURAL PROPERTY APPRAISAL

I. BACKGROUND

Applicant

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address	Calle López Mateos No. 96 Colonia Centro CP 46400	Phone number	374 109 9269

Appraiser	Juventino Martinez-Partida
Registry/Professional License	1618990
Specialty	Agricultural Engineer with a major in Agricultural Protection

Companion and/or informant:

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address		Phone number	374 109 9269
Appraisal date	Friday, September 19, 2025		

Asset that is being assessed	Rural tract called Barranca de San Miguel, in the location of the same name, with a surface area of 4-01-21 ha.		
Type	Irrigation		
Location	The lot is located 4 km from Amacueca´s downtown, municipality of the same name, in the State of Jalisco, through Independencia Nacional street. Dirt road. From Barranca de San Miguel to the Lot there is an unpaved road of approximately 300 meters.		
Town	Barranca de San Miguel	Municipality	Amacueca
State	Jalisco	Tax/Water bill account	Rural Tract account R000280
Lot tenure regime	Private property		

Owner	Juan Pablo Muñoz-Flores
Address for notices	Calle López Mateos No. 96 Colonia Centro CP 46400

Objective of the appraisal	Estimate its market value
Purpose of the Appraisal	Collateral

II. GENERAL DATA OF THE REGION

Location and features of the region

The assessed lot is located in the physiographic province belonging to the Trans-Mexican Volcanic Belt. It is located in the Central Pacific basin, in the Laguna Sayula closed sub-basin. It has important springs (such as Las Moreras and Agua de Santiago) and streams such as La Barranca and Santiago.

Natural System Classification:

✓**Weather Station:**	Ciudad Guzman Meteorological Observatory (in Zapotlán el Grande), operated by the National Meteorological Service (S.M.N.)
✓**Physiographic region:**	Physiographic province belonging to the Trans-Mexican Volcanic Belt.

✓Altitude	Ranging between 1.636 and 1.738 meters above sea level
✓Type of climate	semi-dry semi-warm (or semi-arid semi-warm)
✓Average Annual Temperature	19°C.
✓Minimum and maximum temperature	minimum 8.4°C and maximum 29.3°C.

Average annual rainfall	Approximately 792 mm (mm)
Casualty Rate	Low

✓ Droughts	Lot with irrigation
✓ Frost	low incidence
✓ Hailstorms	low incidence
✓ Winds	Dominant winds from the south
✓ Other	Forest fires from Tapalpa

Agricultural Activity

The highest and best use of lot in the municipality is agriculture. The most prominent crops are **Dragon fruit:** Systems are dedicated to the production of diverse varieties of Dragon fruit. They do not require irrigation, representing an important income for families. **Nut:** It is a primarily commercial crop, and there are establishments in the municipality dedicated to shell it. **Coffee:** It is one of the most emblematic products and a symbol of identity and tradition. Traditional techniques are used, and it is appreciated for its quality and taste, generating a significant income. Other major crops: **Sorghum, corn, beans, alfalfa, and tomato. In recent years, more profitable crops, such as avocado and berries**, have increased. Regarding the livestock sector, the municipality considers as important the following species: **Bovine cattle:** raised for meat, milk, and draft purposes; **swine (pigs);** and **caprine (goats)**. The livestock farmers in the municipality are organized and affiliated with the Local Livestock Association.

Local vegetation of the region

Amacueca, Jalisco, possess diverse flora and fauna, due to its location near the Sierra de Tapalpa and the Laguna de Sayula basin, with a predominance of **low thorn scrub jungle and forests**. Low thorn scrub jungle/Caducifolia: It covers most of the hillslopes with species such as: Huisache, Palo Dulce, Granjeno, Prickly pear cactus, Mesquite, and various fruit trees. Forests: They are located in the high lots, especially towards Sierra de Tapalpa, and include more than 2.100 has. There are species such as: Walnut, Oak (Quercus spp.), and Pine (Pinus spp.). Plants of local importance: Dragon fruit, Prickly pear cactus, and Mesquite.

Classification

Restrictions of the region

Amacueca, Jalisco, has several environmental and agricultural restrictions and regulations focused on the protection of its natural resources. Restrictions and key environmental areas like Laguna de Sayula (designated Ramsar site): A part of the municipality adjoins this wetlot of international importance. Limited water resources: Most of the municipal territory has a deficit or no availability of groundwater (according to data of 2021, 98.9% has no availability) or surface water (99.6% has a deficit).

Panoramic view features:

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY

Macro-location


Anoca
Tehuantepec
El Divisadero
Techaluta de Montenegro
Barranca de San Miguel
Poncitlán
Las Guásimas
Amacueca
Jardín Municipal
Atoyac
Tepec
Laguna de Sayula
San Juanito
Cuyacapan

Lot parcel sketch:



Geographical position of the property:

North Latitude:	20° 02' 28"
West Latitude:	103° 35'27"
Above sea level	1636

Access to the property:

✓Transportation routes

By road: Its main access is via Guadalajara-Ciudad Guzman-Manzanillo (54D). There is a specific deviation that connects with the county town of Amacueca. (401 Road). Amacueca is 4.1 km away from Barranca de San Miguel thru an unpaved road

Municipal utilities and services:

✓Electric power	YES
✓Telephone	NO

✓Drinking water	YES
✓Drainage	NO

Boundaries and bounds

Deed: Public Deed number 25,986 certified by Alejandro Elizondo-Verduzco, Civil-law Notary Public No. 26 in and for Zapotlan el Grande, Jal.

Northeast:	In 171.65 meters with Ramon Covatrrubias-Gonzalez (formerly Antonio Contreras)
Southeast:	In 375.67 meters with Ramon Covarrubias-Gonzalez (formerly Juan Covarrubias)
Southwest:	In 169.21 meters in broken line with the Barranca de San Miguel alley to techaluta
Northwest:	In 340.63 meters with J Isabel Rodriguez-Aguilar (formerly Florencio Rodriguez)

Type of lot use

	HA
Irrigation	**16-01-21**
Temporary	00-00-00

Total	**16-01-21**

Croplot size	**16-01-21**
Roads, ravines, buildings, and additional areas	00-00-00

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY (CONT)

Soil and physiochemical conditions

✓ Color	Prevalent Soil-types: **Feozem** (Phaeozem) around 57% to 83%. They have a dark layer on the surface (**deep brown**), rich in organic matter and nutrients
✓ Texture	Soft
✓ Depth of the topsoil	It is estimated to be moderately deep (2 or more meters)
✓ Depth of the water table	It is estimated to be 6 meters, but it may have a variable static level
✓ Stoniness	Grounds are moderately rocky, between 5 and 10%, but the ground has been cleaned of superficial stones
✓ Topography and configuration	Lots of Lomerio prevail (slopes from 5° to 15°)
✓ Slope	Close to 2%
✓ Permeability and drainage	Adequate drainage due to the slope
✓ Salinity -pH:	Not visible
✓ Soil erosion:	Not visible
✓ Environmental pollution:	Not visible
✓ Current productivity:	Low ( ) Medium ( ) High (X)

Hydrological conditions

✓ Water supply source:	Deep well
✓ Required water consumption (L/sec):	16 l/sec vol authorized
✓ Authorized water volume (m³/year):	56.000 m³/year
✓ Irrigation system	Micro-sprinkler irrigation
✓ Irrigation District (Supply Source):	Aquifer with 1499 lagoons
✓ Official document date:	November 28, 2022

Water balance (water availability VS needs) Consumptive use of the region

Hass Avocado	For a mature plantation, the need for irrigation is estimated in around 6,000 and up to 8.500 m³/ha. Effective precipitation (usable rain) of the area must be subtracted from these figures. Water demand is essential and higher during certain phases such as flowering and fruit setting, as well as fruit ripening. The volume given in license is higher than the needs of the sown area; notwithstanding this, there are more plantations and more water given in license.

Legal status

✓ Deeds	Public Deed number 25,986 certified by Alejandro Elizondo Verduzco, Civil-law Notary Public 26 in and for Zapotlan el Grande, Jal.
✓Permits and licenses	**License number 08JAL153529/12AMDA12** dated November 22, 2022, granted to Juan Pablo Muñoz-Flores to exploit, use, or take advantage of surface national waters by an annual volume of 56.000 m³. Effective as from the business day following that on which the HOLDER of the aforementioned license is notified.
✓ Ecological regulation:	Unknown
✓ Easements:	Only internal roads of its own
✓ Other:	Nothing to declare

Additional considerations:

CAROLINA VERDUZCO ROLDÁN Federal Judiciary Council Government Certified Expert Translator

AGRICULTURAL PROPERTY APPRAISAL

IV. APPRAISAL CONSIDERATIONS

PURPOSE OF THIS APPRAISAL

The purpose of the appraisal shall be to estimate the MARKET VALUE OF PROPERTY. To this end, the National Banking and Securities Commission (C.N.B.V.) requires three appraisal methods or approaches, which are; 1) The Physical or Direct Method (Cost Approach) 2) the Capitalization of Revenue (Income Approach), and 3) the Comparative Method (Market Approach), as defined below

The specific purpose or use of the appraisal is to estimate its **Market Value**

APPRAISAL METHODOLOGY

APPRAISAL APPROACHES APPLIED:

According to the subject property of this appraisal, there are currently three commonly accepted approaches to value: Market comparison, cost comparison, and income comparison. The application of all or the exclusion of some of them is based on the type of value required.

1. COMPARATIVE MARKET APPROACH

This approach involves the collection of relevant market information from similar properties (comparable) to the one that is being assessed (subject), to analyze offer and demand, and adjust its main differential factors (adjustments) to reach an indicator that allows establishing the most likely sale price for the properties that are being sold, to compare them with our subject property. The value obtained by this approach is called MARKET COMPARATIVE VALUE

2. COST APPROACH/PHYSICAL OR DIRECT METHOD

Technical process to estimate the cost of replacement of any property similar to the one being assessed, affected by the depreciation due to factors [sic] of age and the conservation status observed. The value obtained by this approach is called PHYSICAL VALUE or NET REPLACEMENT VALUE

3. INCOME APPROACH

This approach considers the present value of future benefits derived from a property to be assessed, which is estimated by the capitalization of a specific level of income and a certain (actual) capitalization discount rate applicable to the case under study. The value obtained by this approach is called INCOME CAPITALIZATION VALUE

DEFINITION OF BASIC TERMS AND CONCEPTS

✓ MARKET VALUE (FAIR MARKET VALUE)

Estimated price for which a property would be exchanged on the appraisal date between a buyer and a seller acting by self-will, in a transaction without intermediaries, with a reasonable exposure period, where both parties act based on the relevant facts, with good judgment without compulsion.

✓ NEW REPLACEMENT VALUE (V.R.N.)

Current direct cost of efficiently replenishing a certain asset. In the case of lot, because of their structure and finishes, only the indirect costs of the builder or contractor are included.

✓ NET REPLACEMENT VALUE (V.N.R.)

It is obtained by deducting the New Replacement Value (V.R.N.), demerits derived from its depreciation due to age and state of conservation, or its equivalent in direct costs to be spent to return the construction to its original or new status (in case of real estate).

✓ GROSS MONTHLY INCOME

Total amount of money that the subject property being assessed produces or is likely to produce during a calendar month, at the appraisal date.

✓ DEDUCTIONS TO GROSS MONTHLY INCOME

Expenses incurred by the owner of a property when renting it, such as: Construction depreciation, inter-contractual voids, taxes, and rights for possession (Income Tax, property tax, and drainage, among others), damage insurance policy, maintenance of public or common areas, as well as administration.

✓ CAPITALIZATION RATE (%)

Annual net percentage return or real discount rate that would be due to a certain type of property, classified by its use. That is, to its risk level (term of the return on investment) and degree of liquidity.

✓ MARKET VALUE

Estimated amount of circulating currency in exchange for which the seller and the buyer, being well informed and without any pressure or hurry of the subject property being assessed, would be willing to accept in cash for its transfer in a reasonable term starting from the appraisal effective date, assuming a sufficient and appropriate promotion to its market.

AGRICULTURAL PROPERTY APPRAISAL

APPRAISAL CONDITIONS AND EXCEPTIONS

The information and property background set forth herein is that contained in the documentation provided by the Applicant of the appraisal and/or owner of the lot, which we assume as correct. The list of photocopies is as follows:

❶ Copy of appraisal Deeds	☑
❷ Copy of sketches	☒
❸ Copy of Property tax receipt	☒
❹ License Title or Water service bill	☑
❺ Prior Appraisal	☒
❻ Other (specify)	☒ Inventories, certificates of ineligibility, affectations

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Council Government Certified Expert Translator MEXICO CITY

It is not the object of this appraisal to verify the probable existence of liens, conditional sale, and tax [sic] debts or of any other type whatsoever that may affect the property under appraisal, unless they are expressly declared by the Applicant and/or lotowner; therefore, we are not responsible for information omitted in the appraisal application

I, the undersigned, party responsible for this appraisal, declare **under affirmation** that there is no kinship or business relationship with the client or owner of the lot that is assessed.

By visual inspection of the assessed lot, it is not possible to detect latent defects that may exist. Therefore, only those expressed herein are considered (as a result of the observation or by express report of the Applicant or lotowner).

Given that it IS NOT the purpose of this appraisal to confirm or verify property demarcations or illegal occupation, among any other legal restrictions, the estimated market value determined herein only considers those expressed in the appraisal itself, which were observed in the visual inspection or because they were included in the documentation provided for this purpose

The location or distribution sketches drawn herein are approximate. Therefore, such sketches shall not be considered as "**scaled sketches**". This means that such sketches do not accurately evidence the morphological reality of the lot that is assessed.

This appraisal is for the exclusive use by the Applicants for the purpose expressed in page 1 and it shall not be used for any other purposes.

The assessed property was fully identified, and we relied on its technical and legal documentation provided by [sic] the Applicant and/or lotowner, as well as by the visual inspection supported by the necessary verification tools.

COMMENTS CONCERNING THE PROPERTY BEING ASSESSED

❶ It is assumed that the quiet use and enjoyment of the lot comply with national laws. Likewise, the owner states to have all permits and licenses. It is assumed that the description, boundaries, location, and extension of the property are accurate and correct since they were taken from the public Deed mentioned herein.

❷ The property has buildings and facilities aimed at the production of Hass AVOCADO. Marketing is conducted locally in the city of Tequila, Jalisco. The cultivated area still does not have the certification to export the product.

❸ Population in the area where the subject property is located is minimal due to the distance that still prevails over the lot and the urban [sic] sprawl. Due to foregoing, it is not possible to classify it under the criterion of a lot in transition.

❹ The parties participating in this appraisal declare, under affirmation, that we are not related or linked by kinship or business relationships with the client or owner of the lot that is assessed.

❺ The property was shown by Mr. Juan Pablo Muñoz-Flores, who provided us with the available information.

❻ This lot is entirely well managed, from the status and conservation of the facilities to the management and care of the cultivated area, in which a conventional technology of moderate application of agrochemicals is used, keeps high technical standards in relation to the average of the region and 80% of the production goes to the National market .

❼ This appraisal considers a productive unit of 16.0121, where 7-year-old Hass avocado is grown using a 6 x 4 triangular planting system (known as tresbolillo pattern), representing a population of 280 trees/ha. and an average production of 15 tons. / Ha.

❽ Finally, a productivity analysis was conducted using the company's own phytotechnology and market parameters (costs, yields, purchase prices of the product). And considering the risk rate for the project conditions, the value of the business in progress was obtained.

❾ To determine the market value of the lot, as an element that feeds the physical approach within the same concept, the supply and demand quoted in the area of influence and comparable properties were analyzed using data from advertisements published in newspapers, magazines and websites of specialized places, as well as advertisements and signs displayed in the region for this type of properties. We entered the starting prices into an adjustment table that helps us find the marketplace prices.

❿ Once the different methodologies were obtained, the weighting that allows us to estimate the market value of the property according to the purpose of this appraisal was conducted.

AGRICULTURAL PROPERTY APPRAISAL

AGRICULTURAL AREAS

✓Area with annual crops:

Classification	Hectares	CURRENT LOT USE	
		Autumn-Winter Cycle	Spring - Summer Cycle
		[no text in the source document]	

Typical or representative Use in the region	Capacity/Average Tons./ha.
[no text in the source document]	*[no text in the source document]*

✓Description of annual crops:

✓Crops:

[no text in the source document]

✓Technology used:

[no text in the source document]
[no text in the source document]

✓Description of the irrigation technique:

[no text in the source document]

✓Territorial improvement:

[no text in the source document]

✓Area with perennial crops:

Classification	Hectares	Cultivation	Age (years)	Planting system	Number of plants		Capacity/Average
					Per Hectares	Total	Tons./hectares
Irrigation	16-01-21	Hass Avocado	7	Tresbolillo pattern	280	4,483.39	15

✓Description of perennial crops:

❶ **Crops:**
Hass avocado is located in 100% of the area and it is already in the production stage, although [sic] it is in early stage, with an average of 7-year-old trees since they were planted.
❷ **Technology used:**
Semi-intensive density technology [sic], using a package using pesticides in a moderate way combined with organic fertilizers from cattle.
Favorable capacity is obtained despite being under development thanks to micro-sprinkler irrigation accompanied by technical assistance.
❸ **Description of the irrigation technique:**
Micro-sprinkler irrigation with fertigation along with foliar fertilization.
Water availability as well as its storage is not a problem.
❹ **Territorial improvement:**
It has a micro-sprinkler irrigation system tree by tree, main pipes and branches to cover the entire area.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

*** MARKET RESEARCH OF PROPERTIES WITH AVOCADO (CULTIVATED AREAS)**

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Cultivated area	Avocado cultivated area in Sanambo, Quiroga, State of Michoacan, 11 ha. with 16-year-old trees	15	18,000,000.00	Supply	$ 1,200,000.00
2	Cultivated area	Var Mendez Cultivated area, with 3000 avocado Hass trees, 6000 lemon trees	86	43,000,000.00	Supply	$ 500,000.00
3	Cultivated area	Avocado cultivated area of 1.5 ha. and 1 ha. with pine and oyamel trees. Capacity 15 tons./ha. to export	3	2,200,000.00	Supply	$ 733,333.33
4	Cultivated area	Avocado cultivated area and country property in Periban Michoacan. With irrigation water license	92.646	85,500,000.00	Supply	$ 922,867.69
●	Cultivated area	Avocado cultivated area with 610 15-year-old trees, A 7-million-liter pit	3.64	18,000,000.00	Demand	$ 4,945,054.95
6	Cultivated area	Avocado cultivated area with 500 trees in production stage and 100 in growth	4.7	3,000,000.00	Supply	$ 638,297.87
7						

Sample	Location and access	Source
1	Close to Quiroga, Michoacan, 1.470 trees already with fruit	https://casas.trovit.com.mx/detail/01928c97-69b8-7e
2	In the town of Santa Ana, near Mascota, just half an hour thru an unpaved road to San Sebastian del Oeste and 1.5 hr. from Puerto Vallarta	https://casas.trovit.com.mx/detail/99c671d2-4ad5-4690
3	Rural Tract in common property in Ejido Tierra Colorada, located in Puente de Tierra, between Ciudad Hidalgo and Huajumbaro, Michoacan.	https://casas.trovit.com.mx/detail/0195c915-dd23-7b41
4	Access through country road, 1.75 km from Periban road	https://casas.trovit.com.mx/detail/01965af6-f6cf-7371-
5	Zacapu, Michoacan de Ocampo	https://casas.trovit.com.mx/detail/trovit-MX-89500037603591 47224
6	15 minutes, from the federal highway Tuxpan-Zitacuaro through unpaved road	https://casas.trovit.com.mx/detail/01995b81-3883-769c
7		

*** ADJUSTMENT OF PROPERTIES WITH AVOCADO (CULTIVATED AREAS)**

Lot TYPE 1 — Cultivated area — **Adjustable samples** 1,2,3,4,5,6,7

Sample	Classification	Size (ha.)	Unit value ($)	Factors: Location-Access	Factors: Size	Factors: Negotiation	Factors: Depth	Agronomic	Resulting Factor	Net Value ($)
1	Cultivated area	15	$ 1,200,000.00	1.00	0.99	0.85	0.80	1.10	0.74	$ 888,851.66
2	Cultivated area	86	$ 500,000.00	1.00	1.58	0.85	1.10	1.00	1.48	$ 740,373.08
3	Cultivated area	3	$ 733,333.33	1.05	0.93	0.85	0.70	1.05	0.61	$ 447,336.53
4	Cultivated area	92.646	$ 922,867.69	1.05	1.60	0.85	0.80	1.05	1.20	$ 1,108,013.85
5	Cultivated area	3.64	$ 4,945,054.95	1.05	0.98	0.85	0.70	1.05	0.64	$ 3,165,913.86
6	Cultivated area	4.7	$ 638,297.87	1.10	1.02	0.85	0.70	1.05	0.70	$ 449,191.22
7										

Adjusted value	$ 1,133,280.04
Size	16.0121
Lot value TYPE 1	$ 18,146,193.26
	$ 18,146,193.26

b) Result of the comparative approach of the cultivated areas

Comparative approach considerations - CULTIVATED AREAS: (Comments regarding the adjustment factors)

1. Location and access of comparable cultivated areas in relation to the subject property was based on its distance from the road
2. Sizes of the comparable cultivated areas were adjusted with the following formula: .85+.15 (Subject property size/comparable cultivated area size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor depends on the level of technology used. Although they are remarkably similar, the difference is due to the favorable micro-climate of the subject property.

Access and Location : Adjusted by the distance to main roads or markets.

Features	Factor Range (FUB)
Through paved road	1.05 to 1.15
Access through unpaved road or lane	0.85 to 0.95
Distance to collection center/market.	A demerit applies if it is too far.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Government Council Expert Translator Supreme Court MEXICO CITY

* MARKET RESEARCH OF PROPERTIES WITHOUT AVOCADO (CULTIVATED AREAS)

(to feed the value of the lot in the cost approach)

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Lot	Fraccionamiento Rincon de los Pastores (Tapalpa, Jal.)	1.02	5,000,000.00	Supply	$ 4,901,960.78
2	Lot	The area is urbanized with public infrastructure in front of the lot: Electricity, water, drainage, telephony, and Internet. Private property (Tapalpa, Jal.)	2	15,162,970.00	Supply	$ 7,581,485.00
3	Lot	Lots in Juanacatlan near Tapalpa, for agricultural use, ecotourism with spring inside the property	18.926	7,570,000.00	Supply	$ 399,978.87
4	Lot	Rustic lot in Aguacatita, Amacueca, Jal.	25.00	2,900,000.00	Supply	$ 116,000.00
5						
6						
7						

Sample	Location and access	Source
1	Near the Community Hospital of Tapalpa, Jal.	https://www.inmuebles24.com/propiedades/clasificado/v
2	Lot located in the Tapalpa to Atacco road, just 2 km from Tapalpa downtown, in front of the Conalep National school.	https://www.inmuebles24.com/propiedades/clasificado/v
3	Located in Juanacatlan, 15 minutes from Tapalpa, Jalisco	https://www.inmuebles24.com/propiedades/clasificado/v
4	1 of 6 fractions in which the rustic lot called Aguacatita, in Tepec, was subdivided. It belongs to the municipality of Amacueca, Jalisco.	https://www.nestoria.mx/adclickdetail/00000027700577
5	*[no text in the source document]*	*[no text in the source document]*
6	*[no text in the source document]*	*[no text in the source document]*
7	*[no text in the source document]*	*[no text in the source document]*

* ADJUSTMENT OF PROPERTIES WITH AVOCADO (CULTIVATED AREAS)

Lot TYPE 1

Adjustable samples 1,2,3,4,5,6,7

				Cultivated area — Factors						
Sample	Classification	Size (ha.)	Unit value ($)	Location-Access	Size	Negotiation	Depth	Agronomic	Resulting Factor	Net Value ($)
1	Lot	1.02	$4,901,960.78	1.01	0.81	0.95	0.80	0.70	0.44	$ 2,144,801.49
2	Lot	2	$7,581,485.00	1.1	0.78	0.95	0.80	0.70	0.46	$ 3,477,274.56
3	Lot	18.926	$ 399,978.87	1.05	1.47	0.9	0.80	0.60	0.67	$ 267,381.81
4	Lot	25	$ 116,000.00	1.1	1.32	0.9	0.8	0.7	0.73	$ 84,618.72
5										
6										
7										

Adjusted value	$ 1,493,519.15
Size	16.0121
Lot value TYPE 1	$ 23,914,377.91
	$23,914,377.91

b) Result of the comparative approach of the lots

Comparative approach considerations - Lots:

1. Location and access of comparable lots in relation to the subject property was based on its distance from the road
2. Sizes of the comparable lots were adjusted with the following formula: .85+.15 (Subject property size/comparable lot size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor for lot depends on the soil quality and climate. Normally, the soil of the comparables is of lower quality than the subject property

MARKET COMPARATIVE APPROACH CONSIDERATIONS - LOT WITHOUT AND WITH AVOCADO (CULTIVATED AREAS)

The value of sales made and existing offers was taken as reference. The data was provided by the lotowner or the real estate agency, or the broker, and the experience of the producer.

It is also important to emphasize that the market study of irrigation without avocado was conducted to support the value of the physical/cost approach exclusively.

CULTIVATED AREA	It considers the price of the lot and of the trees, and the existing infrastructure in the ranch, essential data to obtain the market approach.
LOT	It only considers the price of the lot. In this case, irrigation lot samples were taken as evidence for the physical value approach, since this data is NOT used in the market approach

AGRICULTURAL PROPERTY APPRAISAL

VII. APPLICATION OF THE COST APPROACH

a) Land

CAROLINA YÉPEZ-ROLDÁN · Federal Judiciary Council · Government Certified Expert Translator · Supreme Court · MEXICO CITY

Type	Classification	Size (ha.)	Unit value ($)	Partial value ($)
1	Land	16.0121	$ 1,493,519.15	$ 23,914,377.91
2				

Land Value $ 23,914,377.91

b) Construction

Type	Size	VRN (New Replacement Value) $/m^2	Estimated life (years)	Age of construction (years)	Age	Conservation factors	Obsolescence	Resulting factor	Net Replacement Value $/m^2	Partial value ($)
Country house	300 m^2 of construction			4		1				$ 1,080,000.00

Value of the Constructions $ 1,080,000.00

c) Ancillary works

Type	Concept	Unit Quantity	New Replacement Unit Price	Factors: Obsolescence	Factors: Age and Conservation	Resulting factor	Net Replacement Value $/m^2	Partial value ($)
Pot of water	500,000 L of water	1	$ 800,000.00	0.9	0.9	0.81	$ 648,000.00	$ 648,000.00

Value of ancillary works $ 648,000.00

d) Special buildings:

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m^2	Partial value ($)
T1	Micro-sprinkler irrigation system	16.0121	$ 4 00,000.00	0.9	1	0.9	$ 360,000.00	$ 5,764,356.00

Value of Special buildings $ 5,764,356.00

e) Value of any property other than land

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m^2	Partial value ($)
	Water license	56,000.00	$ 1,064,000.00	0.9	1	0.9	$ 957,600.00	$ 957,600.00
	7-year-old trees	4483	$ 2,500.00	0.9	1	0.9	$ 2,250.00	$10,087,623.00

Value of any property other than land $11,045,223.00

Total amount derived from the cost approach = a + b + c + d + e $ 42,451,956.91

Cost approach considerations:

Prices, useful life cycles, and factors were obtained from the National Statistical Information System for the Agricultural Property Market (SIEMPA)
Note that both the buildings and the ancillary works are new (2-3 years)

AGRICULTURAL PROPERTY APPRAISAL





Water tanks with geomembrane with a storage capacity of 14 million liters



2nd Irrigation water storage tank with a capacity of 500 m³



Vegetable garden and Sayula Lagoon in the background



Residential house built on the same property

---End of translation---

MEXICO CITY

CERTIFICATION

I, the undersigned, Carolina Yépez-Roldán, Government Certified Expert Translator, duly sworn and authorized by the State Supreme Court, as evidenced in the Decree No. 42-04/2024 on February 23, 2024, www.iejdf.gob.mx, and by the Federal Judiciary Council in and for Mexico City, under number 1177-2021, holding the professional ID card No. 6755397 issued by the General Bureau of Professional Practice (DGP) of the Department of Public Education (SEP) of Mexico, DO HEREBY CERTIFY that: the hard copy drawn up in Spanish language hereto attached was provided for translation purposes only; that such copy is stamped and initialized by the undersigned; that to the best of my knowledge, I verily believe that such document is a genuine, true, exact, complete and unaltered photocopy; that I am conversant in English and Spanish languages; that the original document in Spanish is composed of 12 sheet (s) with text. This is the first printing made of this document. Any alteration or erasure voids this document. -------------------------------------

A translator verifies only the content of the document presented as the original, and not its truthfulness, accuracy, validity, authenticity, or legitimacy.

Certification ID Folio: 3011

IN WITNESS HEREOF, I execute this document and have hereunto set my hand and cause the seal to be affixed to this certification in Mexico City on this

30st day of November, 2025.

Date Month Year

Translator's seal and/or stamp above

Signature ______________

Carolina Yépez-Roldán
Expert Translator

Description of the attached document copy:

The supplemental information provided below, even if it is not required by law, can contribute to the document's authenticity and protect against potential misuse.

Title or type of document: **Agricultural Property Appraisal.**
Document date: **September 19,2025.**
Signer (s) or Issuing Agency: **Notary Public Office No. 1 of Xicohtencatl**

Identifying No. N/A
No. of pages including certification: **24.**
Document holder: **Juan Pablo Muñoz-Flores.**

- Member of the Colegio Mexicano de Licenciados en Traducción e Interpretación, A.C. (CMLTI), member of the FIT (*Fédération Internationale des Traducteurs*) Registration No. SEP-DGP F459. Member number: M C 0 1 0 3
- Member of the Organización Mexicana de Traductores, Capítulo de Occidente.

55- 7580-7004 • 55-4135-9254 c.yepezroldan@gmail.com

F01-21/08/2024

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Council Government Certified Expert Translator State Supreme Court MEXICO CITY

AGRICULTURAL PROPERTY APPRAISAL



Lot that is being assessed:	Rural tract called "Las Lomas," in the locality of Santa Ana, Municipality of Tequila, Jalisco, with a total area of 17-99-96.69 ha.
Applicant:	Juan Pablo Muñoz-Flores
Owner of the Real Property:	Juan Pablo Muñoz-Flores
Property location:	The lot is located 12.1 km from the center of the town of Tequila, in the municipality of the same name in the state of Jalisco. Take the Guadalajara-Tepic highway (Highway 15). Behind the new 1800 distillery of Casa Cuervo. From the Guadalajara-Tepic highway, turn off at the "Cantaritos El Guero" intersection and continue for 800 meters on the paved road surrounding the new 1800 distillery.
Town/Ranch/District:	Location of Santa Ana
Municipality/Borough:	Tequila
State:	Jalisco

This opinion determines the value of the lot, its structures, ancillary facilities and buildings. Regarding the properties other than lot assets, only the agave fruit trees are considered, as the value of the agricultural machinery in the company is omitted.

MARKET VALUE				$	59,428,757.20
APPRAISAL EFFECTIVE DATE	Monday, September 22, 2025				

Translation from Spanish into English

CAROLINA YEPEZ-ROLDAN Federal Judiciary Council Government Certified Expert Translator State Supreme Court MEXICO CITY

AGRICULTURAL PROPERTY APPRAISAL

I. BACKGROUND

Applicant

Name	Juan Pablo Muñoz-Flores	Location:	Tequila, Jalisco
Address	Calle López Mateos No. 96 Colonia Centro CP 46400	Phone number	374 109 9269

Appraiser	Juventino Martinez-Partida
Registry/Professional License	1618990
Specialty	Agricultural Engineer with a major in Agricultural Protection

Companion and/or informant:

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address		Phone number	374 109 9269
Appraisal date			

Asset that is being assessed	Rural tract called "Las Lomas," in the locality of Santa Ana, Municipality of Tequila, Jalisco, with a total area of 17-99-96.69 ha.		
Type	Irrigation		
Location	The lot is located 12.1 km from the center of the town of Tequila, in the municipality of the same name in the state of Jalisco. Take the Guadalajara-Tepic highway (Highway 15). Behind the new 1800 distillery of Casa Cuervo. From the Guadalajara-Tepic highway, turn off at the "Cantaritos El Guero" intersection and continue for 800 meters on the paved road surrounding the new 1800 distillery.		
Town	Santa Ana	Municipality	Tequila
State	Jalisco	Tax/Water bill account	Rural Tract account No. R003167 (From the original property of which La Loma is a fraction)
Lot tenure regime	Private property		

Owner	Juan Pablo Muñoz-Flores
Address for notices	Calle López Mateos No. 96 Colonia Centro CP 46400

Objective of the appraisal	Estimate its market value
Purpose of the Appraisal	Collateral

II. GENERAL DATA OF THE REGION

Location and features of the region

The appraised property is located in the physiographic province that encompasses parts of the following physiographic provinces: Sierra Madre Occidental and Eje Neovolcánico. In addition to its physiographic location, it is important to mention that administratively, the municipality of Tequila belongs to the Valles Region of the State of Jalisco.

Natural System Classification:

✓**Weather Station:**	The official station of the National Weather Service (NWS) or nearby airports, such as Guadalajara.
✓**Physiographic region:**	Physiographic province belonging to the Neovolcanic Axis and the Sierra Madre Occidental.

✓Altitude	Ranging between 1,636 and 1,738 meters above sea level.
✓Type of climate	semi-warm, semi-humid
✓Average Annual Temperature	21.3 °C a 23.2 °C
✓Minimum and maximum temperature	minimum 9.1°C and maximum 33.6°C.

Average annual rainfall	Around 910 millimeters (mm).
Casualty Rate	Low

✓ Droughts	Temporary property: the risk is significant.
✓ Frost	Medium incidence.
✓ Hailstorms	Medium incidence.
✓ Winds	The prevailing winds in Tequila are from the northeast and southeast.
✓ Other	Heat waves and rain and river flooding.

Agricultural Activity

The main agricultural activity in Tequila is undoubtedly the cultivation of: Blue Tequilana Weber agave: This is the essential raw material for the production of tequila. This crop is the most important and defines the landscape of the region, which is a World Heritage Site. In addition to agave, other important products are also grown, such as corn, sorghum, beans, Creole mangoes, oranges, avocados, and zucchini. In terms of livestock, the main activities in the municipality of Tequila include cattle breeding for both meat and milk production, and to a lesser extent, pig, goat, horse, and poultry breeding for meat and eggs.

Local vegetation of the region

The tree cover and vegetation consist of various types of forest and jungle, with blue agave (Agave tequilana Weber var. Azul) being the most emblematic and economically important crop. Types of vegetation: Oak forest (one of the prevailing land uses), coniferous forest, pine forest, mesophilic mountain forest, and táscate forest. Deciduous jungle (sheds its leaves in the dry season) and sub-deciduous jungle.

Classification

Restrictions of the region

Land Use Restrictions and Ecology: The municipality has a strong environmental and agricultural component, especially due to the Agave Landscape. Land use regulations consider the Agave Landscape as a testament to harmonious and sustainable adaptation. There are specific regulations and updated secondary zoning (as of 2024) for areas of tequila industry development, with the aim of regulating its expansion. Urban Development and Construction Restrictions: These restrictions seek to preserve the urban image, which is crucial given the cultural and tourist value of Tequila (a World Heritage Site due to the Agave Landscape)

Panoramic view features:

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY

Macro-location


Azules Tequila
La Mata
Tequila Jalisco
Pueblo Mágico
Tequila
San Pedro de
los Landeros
ND 1800 Hacienda
de todos los santos
13 min
Mirador Tequila
escanso Mirador
Tequila

Lot parcel sketch:


Area= 14-50-04.10 ha

Access to the property:	North Latitude:	20° 49' 49"
✓**Transportation routes**	West Latitude:	103° 46 '59"
	Above sea level	**2780**

Road: The main access is via the Guadalajara-Tepic highway (Highway 15). There is a specific turnoff at Mariscos El Palmar that connects to Casa Cuervo's Nueva Destileria 1800. From the intersection, drive around the Nueva Destileria 1800 Hacienda de Todos los Santos property on the paved road until you reach the entrance to La Loma.

Municipal utilities and services:

✓Electric power	NO	✓Drinking water	NO
✓Telephone	NO	✓Drainage	NO

Metes and bounds

Deed: Portion of Public Instrument No. 4,755 Notary Public office No. 2 José Reynoso-Ponce of Tequila, Jal. under document 55 folios 370 to 389 of book 330 of Section 1 of the Public Registry Office of Ameca, Jal.

Northeast:	In 4,900 meters with the remainder of the property reserved by the donor
Southeast:	In 5,000 meters with Ejido de Sandovales and Esther Verduzco
Southwest:	In 750 meters with Ejido San José del Refugio and Predio Buenos Aires de Simón Ibarra Altamirano and Rural Tract Todos Los Santos owned by Enrique Legorreta
Northwest:	It ends at the tip with the rest of the property reserved by the donor

Type of lot use

	HA
Irrigation	**00-00-00**
Temporary	17-99-96.69

Total	17-99-96.69

Croplot size	17-99-96.69
Roads, ravines, buildings, and additional areas	00-00-00

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY (CONT)

Soil and physiochemical conditions

✓ Color	Main soil types in hills: Luvisol (Chromic/Orthic) and Lithosol (Leptosol). Red or yellowish (Luvisols) and dark/black in the surface layer.
✓ Texture	with a very thin surface layer and a texture directly influenced by volcanic rock. The prevailing rock (acidic extrusive) has an aphantic texture (fine grain not visible to the naked eye).
✓ Depth of the topsoil	Prevailingly shallow (Lithosol, less than 10 cm) or with variable depth (Luvisol), but highly sensitive to erosion on slopes.
✓ Depth of the water table	Based on the geohydrological information available for the Tequila region, the following depth ranges for the water table can be established: static level in the shallow aquifer between 10 and 20 m.
✓ Stoniness	The geological base is acidic extrusive rock and basalt, products of intense volcanic activity. This includes igneous rocks such as rhyolite, andesite, tuff, and volcanic breccia.
✓ Topography and configuration	The site has an irregular and complex property, largely due to its location within the Trans-Mexican Volcanic Belt and the influence of the Tequila Volcano.
✓ Slope	Between 5° and 15° on hills such as those on the property.
✓ Permeability and drainage	Adequate drainage due to the slope.
✓ Salinity -pH:	Not observed.
✓ Soil erosion:	Not observed.
✓ Environmental pollution:	Not observed.
✓ Current productivity:	Low ( ) Medium (X) High ( )

Hydrological conditions

✓ Water supply source:	Temporary land without available water
✓ Required water consumption (L/sec):	Not applicable
✓ Authorized water volume (m³/year):	Not applicable
✓ Irrigation system	Not applicable
✓ Irrigation District (Supply Source):	Not applicable
✓ Official document date:	Not applicable

Water balance (water availability VS needs) Consumptive use of the region

Hass Agave	Blue agave (Agave tequilana Weber var. azul) is a succulent plant adapted to drought thanks to its CAM (Crassulacean Acid Metabolism) metabolism and generally does not require additional irrigation in producing regions. For good development, annual rainfall in the range of 600 to 1100 millimeters is required. These levels are common in the main agave-growing areas of Jalisco, and the municipality of Tequila falls within this range.

Legal status

✓ Deeds	Part of Public Instrument No. 4,755 Notary Public office No. 2 José Reynoso-Ponce of Tequila, Jal (it should be noted that the total area of the property measures 159-40-00 hectares and the portion covered by this study is in the process of being registered.)
✓Permits and licenses	Unknown
✓ Ecological regulation:	Unknown
✓ Easements:	Only internal roads owned and defined by the owner
✓ Other:	Nothing to report

Additional considerations:

AGRICULTURAL PROPERTY APPRAISAL

IV. APPRAISAL CONSIDERATIONS

PURPOSE OF THIS APPRAISAL

The purpose of the appraisal shall be to estimate the MARKET VALUE OF PROPERTY. To this end, the National Banking and Securities Commission (C.N.B.V.) requires three appraisal methods or approaches, which are: 1) The Physical or Direct Method (Cost Approach) 2) the Capitalization of Revenue (Income Approach), and 3) the Comparative Method (Market Approach), as defined below
The specific purpose or use of the appraisal is to estimate its **Market Value**

APPRAISAL METHODOLOGY

APPRAISAL APPROACHES APPLIED:

According to the subject property of this appraisal, there are currently three commonly accepted approaches to value: Market comparison, cost comparison, and income comparison. The application of all or the exclusion of some of them is based on the type of value required.

1. COMPARATIVE MARKET APPROACH

This approach involves the collection of relevant market information from similar properties (comparable) to the one that is being appraised (subject), to analyze offer and demand, and adjust its main differential factors (adjustments) to reach an indicator that allows establishing the most likely sale price for the properties that are being sold, to compare them with our subject property. The value obtained by this approach is called MARKET COMPARATIVE VALUE

2. COST APPROACH/PHYSICAL OR DIRECT METHOD

Technical process to estimate the cost of replacement of any property similar to the one being appraised, affected by the depreciation due to factors [sic] of age and the conservation status observed. The value obtained by this approach is called PHYSICAL VALUE or NET REPLACEMENT VALUE

3. INCOME APPROACH

This approach considers the present value of future benefits derived from a property to be assessed, which is estimated by the capitalization of a specific level of income and a certain (actual) capitalization discount rate applicable to the case under study. The value obtained by this approach is called INCOME CAPITALIZATION VALUE

DEFINITION OF BASIC TERMS AND CONCEPTS

✓ MARKET VALUE (FAIR MARKET VALUE)

Estimated price for which a property would be exchanged on the appraisal date between a buyer and a seller acting by self-will, in a transaction without intermediaries, with a reasonable exposure period, where both parties act based on the relevant facts, with good judgment without compulsion.

✓ NEW REPLACEMENT VALUE (V.R.N.)

Current direct cost of efficiently replenishing a certain asset. In the case of lot, because of their structure and finishes, only the indirect costs of the builder or contractor are included.

✓ NET REPLACEMENT VALUE (V.N.R.)

It is obtained by deducting the New Replacement Value (V.R.N.), demerits derived from its depreciation due to age and state of conservation, or its equivalent in direct costs to be spent to return the construction to its original or new status (in case of real estate).

✓ GROSS MONTHLY INCOME

Total amount of money that the subject property being assessed produces or is likely to produce during a calendar month, at the appraisal date.

✓ DEDUCTIONS TO GROSS MONTHLY INCOME

Expenses incurred by the owner of a property when renting it, such as: Construction depreciation, inter-contractual voids, taxes, and rights for possession (Income Tax, property tax, and drainage, among others), damage insurance policy, maintenance of public or common areas, as well as administration.

✓ CAPITALIZATION RATE (%)

Annual net percentage return or real discount rate that would be due to a certain type of property, classified by its use. That is, to its risk level (term of the return on investment) and degree of liquidity.

✓ MARKET VALUE

Estimated amount of circulating currency in exchange for which the seller and the buyer, being well informed and without any pressure or hurry of the subject property being assessed, would be willing to accept in cash for its transfer in a reasonable term starting from the appraisal effective date, assuming a sufficient and appropriate promotion to its market.

AGRICULTURAL PROPERTY APPRAISAL

APPRAISAL CONDITIONS AND EXCEPTIONS

The information and property background set forth herein is that contained in the documentation provided by the Applicant of the appraisal and/or owner of the lot, which we assume as correct. The list of photocopies is as follows:

❶ Copy of appraisal Deeds	☑
❷ Copy of sketches	☑
❸ Copy of Property tax receipt	☑
❹ License Title or Water service bill	☒
❺ Prior Appraisal	☒
❻ Other (specify)	☑ Inventories, certificates of non-affectability, affectations

Expert Translator, State Supreme Court, MEXICO CITY

It is not the purpose of this appraisal to verify the probable existence of liens, conditional sale, and tax [sic] debts or of any other type whatsoever that may affect the property under appraisal, unless they are expressly declared by the Applicant and/or lotowner; therefore, we are not responsible for information omitted in the appraisal application

I, the undersigned, party responsible for this appraisal, declare **under affirmation** that there is no kinship or business relationship with the client or owner of the lot that is appraised.

By visual inspection of the assessed lot, it is not possible to detect latent defects that may exist. Therefore, only those expressed herein are considered (as a result of the observation or by express report of the Applicant or lotowner).

Given that it IS NOT the purpose of this appraisal to confirm or verify property demarcations or illegal occupation, among any other legal restrictions, the estimated market value determined herein only considers those expressed in the appraisal itself, which were observed in the visual inspection or because they were included in the documentation provided for this purpose.

The location or distribution sketches drawn herein are approximate. Therefore, such sketches shall not be considered as "**scaled sketches**". This means that such sketches do not accurately evidence the morphological reality of the lot that is assessed.

This appraisal is for the exclusive use by the Applicants for the purpose expressed in page 1 and it shall not be used for any other purposes.

The assessed property was fully identified, and we relied on its technical and legal documentation provided by [sic] the Applicant and/or lotowner, as well as by the visual inspection supported by the necessary verification tools.

COMMENTS CONCERNING THE PROPERTY BEING APPRAISED

❶ It is assumed that the quiet use and enjoyment of the lot comply with national laws. Likewise, the owner states to have all permits and licenses. It is assumed that the description, boundaries, location, and extension of the property are accurate and correct since they were taken from the public Deed mentioned herein.

❷ The property has buildings and facilities aimed at the production of Agava azul (*Tequilana Weber*). Marketing is conducted locally in the city of Tequila, Jalisco. Marketing is carried out with tequila producers from the state of Jalisco. The orchard is registered with the Tequila Regulatory Council (CRT), which certifies that the planted land is free from deforestation.

❸ The demographic pressure on the area where the valued property is located is minimal due to the distance that still exists between the property and the urban area, which means that this factor also prevents us from classifying it as a property in transition.

❹ The parties participating in this appraisal declare, under affirmation, that we are not related or linked by kinship or business relationships with the client or owner of the lot that is appraised.

❺ The property was shown by Mr. Juan Pablo Muñoz-Flores, who provided us with the available information.

❻ This lot is entirely well managed, from the status and conservation of the facilities to the management and care of the cultivated area, in which a conventional technology of moderate application of agrochemicals is used, keeps high technical standards in relation to the average of the region and 100% of the production goes to the National market for its transformation into tequila with Designation of Origin.

❼ This appraisal considers a productive unit of 17-99-96 hectares, where 6-year-old blue agave is established, a row planting system is used, following contour lines or creating terraces (melgas) to prevent soil and water loss due to runoff, with a population density of 3,500 plants per hectare and an average production of 82 tons/hectare.

❽ Finally, a productivity analysis was conducted using the company's own phytotechnology and market parameters (costs, yields, purchase prices of the product). And considering the risk rate for the project conditions, the value of the business in progress was obtained.

❾ To determine the market value of the lot, as an element that feeds the physical approach within the same concept, the supply and demand quoted in the area of influence and comparable properties were analyzed using data from advertisements published in newspapers, magazines and websites of specialized places, as well as advertisements and signs displayed in the region for this type of properties. We entered the starting prices into an adjustment table that helps us find the marketplace prices.

❿ Once the different methodologies were obtained, the weighting that allows us to estimate the market value of the property according to the purpose of this appraisal was conducted.

AGRICULTURAL PROPERTY APPRAISAL

AGRICULTURAL AREAS

√Area with annual crops:

Classification	Hectares	CURRENT LOT USE Autumn-Winter Cycle	Spring - Summer Cycle
		[no text in the source document]	

Typical or representative Use in the region	Capacity/Average Tons./ha.
[no text in the source document]	[no text in the source document]

CAROLINA YÉPEZ ROLDÁN Federal Judiciary Council Government Certified Expert Translator State Supreme Court MEXICO CITY

√Description of annual crops:

√Crops:

[no text in the source document]

√Technology used:

[no text in the source document]
[no text in the source document]

√Description of the irrigation technique:

[no text in the source document]

√Territorial improvement:

[no text in the source document]

√Area with perennial crops:

Classification	Hectares	Cultivation	Age (years)	Planting system	Number of plants Per Hectares	Total	Capacity/Average Tons./hectares
TMF	17-99-96.69	Agave Azul	6 years	Rows Typical range: 1.0 to 1.0 meters between plants.	3500	62,998.60	82

√Description of perennial crops:

❶ **Crops:**
Agave Azul (Tequilana Weber) is located in 100% of the area and it is already in the production stage, with an average of 6-7 year-old since they were planted.
❷ **Technology used:**
A standard is used in plantations that allow the passage of machinery (tractors, harrows) for cultivation and weed control, representing a compromise between density and mechanization. Due to the stoniness and slope of the property, herbicides are used for weed control, which are applied by drone, and some cultural tasks are performed manually due to the topography of the property.
Good production is obtained despite the fact that the land is rain-fed, as rainfall is above the minimum requirements for cultivation and the owner has more than 30 years of experience in good agricultural management.
❸ **Description of the irrigation technique:**
Well-drained seasonal land
The crop is well suited to the land and climate of the region, which has a designation of origin.
❹ **Territorial improvement:**
The land is completely surrounded by both stone fencing and barbed wire. The entire property is planted with agave and has been previously tilled with a RIPER and D7 tractor to improve root development and drainage on a property with abundant obsidian.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

*** MARKET RESEARCH OF PROPERTIES WITH AGAVE AZUL (CULTIVATED AREAS)**

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Cultivated area	The land use designation is rural, with the possibility of change according to the municipal zoning plan. The plots are semi-flat, with a slight upward slope in the first third.	2	$27,140,000.0	Supply	$ 13,570,000.00
2	Cultivated area	The land is crossed by the highway that goes to Tequila, with 8 hectares on the Tequila side and the rest on the Amatitan hill.	234	$79,560,000.0	Supply	$340,000.00
3	Cultivated area	Property "La Re tumbadora" Rural property.	87.61	$ 657,075,000.0	Supply	$7,500,000.00
4	Cultivated area	Agricultural land for sale on the roadside in Amatitán, Jalisco. Flat topography and agricultural classification.	56.920	$218,254,117.0	Supply	$3,834,401.21
5	Cultivated area	With agave planting, year-round water stream, and 2 hydrants. Includes 2 houses: 1 of 800 m and 128 m shell construction.	7	4,700,000.00	Sale	$671,428.57
6	Cultivated area	4 hectares with agave cultivation in Tequila, Jalisco.	4	3,000,000.00	Supply	$750,000.00
7						

Sample	Location and access	Source
1	Located next to the town of AMATITÁN, with access from the highway or via Emiliano Zapata Street.	
2	Located on the hill of Amatitan Jalisco	https://www.inmuebles24.com/propiedades/clasificado/
3	Located at kilometer 12 of the Tesistán-Colotlán highway. Zapopan, Jalisco	https://www.inmuebles24.com/propiedades/clasificado/
4	At the foot of the Amatitán-San Salvador highway, with excellent connectivity, just 3.9 km from the town of San Salvador.	https://www.lamudi.com.mx/detalle/41032-73-7bd3d0c7
5	Tecolotlán, Jalisco Prime location: just 3 km from the town.	https://www.nuroa.com.mx/adform/3600000761914665
6	Guadalajara-Tepic highway, km 27. Rancho La Tetilla rural property, Tequila, Jalisco.	https://www.icasas.mx/propiedad/102d-917a-f10af524-
7		

*** ADJUSTMENT OF PROPERTIES WITH AGAVE AZUL (CULTIVATED AREAS)**

Lot TYPE 1 — Cultivated area — **Adjustable samples** 1,2,3,4,5,6,7

				Factors						
Sample	Classification	Size (ha.)	Unit value ($)	Location-Access	Size	Negotiation	Depth	Agronomic	Resulting Factor	Net Value ($)
1	Cultivated area	2	$ 13,570,000.00	1.00	0.72	0.85	0.80	1.10	0.54	$ 7,300,397.65
2	Cultivated area	234	$340,000.00	1.00	1.47	0.85	1.10	1.00	1.37	$ 467,071.62
3	Cultivated area	87.61	$ 7,500,000.00	1.05	1.27	0.85	0.70	1.05	0.83	$ 6,238,072.98
4	Cultivated area	56.92	$ 3,834,401.21	1.05	1.19	0.85	0.80	1.05	0.89	$ 3,416,531.03
5	Cultivated area	7	$671,428.57	1.05	0.87	0.85	0.80	1.05	0.65	$ 436,880.45
6	Cultivated area	4	$750,000.00	1.10	0.80	0.85	0.80	1.05	0.63	$ 470,079.95
7										

Adjusted value	$ 3,054,838.95
Size	17.9996
Lot value TYPE 1	$ 54,985,879.11
	$ 54,985,879.11

b) Result of the comparative approach of the cultivated areas

Comparative approach considerations - CULTIVATED AREAS: (Comments regarding the adjustment factors)

1. Location and access of comparable cultivated areas in relation to the subject property was based on its distance from the road
2. Sizes of the comparable cultivated areas were adjusted with the following formula: .85+.15 (Subject property size/comparable cultivated area size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor depends on the level of technology used. Although they are remarkably similar, the difference is due to the favorable micro-climate of the subject property.

Access and Location : Adjusted by the distance to main roads or markets.

Features	Factor Range (FUB)
Through paved road	1.05 to 1.15
Access through unpaved road or lane	0.85 to 0.95
Distance to collection center/market.	A demerit applies if it is too far.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Council Government Expert Supreme Court

*** MARKET RESEARCH OF PROPERTIES WITHOUT AGAVE (CULTIVATED AREAS)**

(to feed the value of the lot in the cost approach)

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Lot	Land for sale on a property called Montaña Azul located in Tequila, Jalisco.	581	$ 950,000,000.0	Supply	$1,635,111.88
2	Lot	1-hectare ejido land for sale – Ideal for agave cultivation	1	$1,900,000.0	Supply	$1,900,000.00
3	Lot	The land is ideal for planting agave, currently has agricultural land use, a water well, and a 54,500 m3 concession	14.6812	$24,100,000.0	Supply	$1,641,555.19
4	Lot	Regular topography and within the area recognized by the Tequila Regulatory Council (CRT) for the cultivation of agave for commercial purposes.	107.00	$ 70,000,000.00	Supply	$654,205.61
5	Lot	Opposite Santa Sofía Country Club golf course, water well, and 200,000 m3 concession.	16.88	244,760,000.00	Supply	$ 14,500,000.00
6						
7						

Sample	Location and access	Source
1	On the Guadalajara-Tepic highway between km 35 + 897 and km 37 + 365, very close to the urban area of the Magical Town of Tequila.	
2	70 meters from Federal Highway 15 Libre Guadalajara–Tepic, 16 minutes from the Magical Town of Tequila,	https://www.lamudi.com.mx/detalle/41032-73-9c763d280
3	Located on the Guadalajara-Tepic highway, just 10 minutes from Magdalena and 20 minutes from Tequila, Jal.	https://www.lamudi.com.mx/detalle/41032-73-b41d35585
4	Located in Amatitán, Jalisco, just 12 kilometers from Tequila.	https://www.lamudi.com.mx/detalle/41032-73-866f1dabf4
5	Huaxtla, El Arenal, Jalisco, at km 28 of the Guadalajara-Tequila International Highway.	https://www.lamudi.com.mx/detalle/41032-73-4f1b8c2fa9
6	[no text in the source document]	https://www.lamudi.com.mx/detalle/41032-73-f69e6a42e
7	[no text in the source document]	

*** ADJUSTMENT OF PROPERTIES WITHOUT AGAVE (CULTIVATED AREAS)**

Lot TYPE 1

Adjustable samples 1,2,3,4,5,6,7

Sample	Classification	Size (ha.)	Unit value ($)	Cultivated area Factors: Location-Access	Size	Negotiation	Depth	Agronomic	Resulting Factor	Net Value ($)
1	Lot	581	$ 1,635,111.88	1.01	1.68	0.95	0.80	0.80	1.03	$ 1,690,866.88
2	Lot	1	$ 1,900,000.00	1.1	0.75	0.95	0.80	0.90	0.56	$ 1,070,720.46
3	Lot	14.6812	$ 1,641,555.19	1.05	0.97	0.95	0.80	0.90	0.70	$ 1,143,472.42
4	Lot	107	$654,205.61	1.1	1.31	0.9	0.8	0.8	0.83	$ 541,561.23
5	Lot	16.88	$ 14,500,000.00	1.1	0.990	0.9	0.8	0.7	0.55	$ 7,961,733.97
6										
7										

Adjusted value	$2,481,670.99
Size	17.9996
Lot value TYPE 1	$44,669,085.20
	$44,669,085.20

b) Result of the comparative approach of the lots

Comparative approach considerations - Lots:

1. Location and access of comparable lots in relation to the subject property was based on its distance from the road
2. Sizes of the comparable lots were adjusted with the following formula: .9+1(Subject property size/comparable lot size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor for lot depends on the soil quality and climate. Normally, the soil of the comparables is of lower quality than the subject property

MARKET COMPARATIVE APPROACH CONSIDERATIONS - LOT WITHOUT AND WITH AVOCADO (CULTIVATED AREAS)

The value of sales made and existing offers was taken as reference. The data was provided by the lotowner or the real estate agency, or the broker, and the experience of the producer.

It is also important to emphasize that the market study of irrigation without agave was conducted to support the value of the physical/cost approach exclusively.

CULTIVATED AREA	It considers the price of the lot and of the agave plants, and the existing infrastructure in the ranch, essential data to obtain the market approach.
LOT	It only considers the price of the lot. In this case, irrigation lot samples were taken as evidence for the physical value approach, since this data is NOT used in the market approach

AGRICULTURAL PROPERTY APPRAISAL

VII. APPLICATION OF THE COST APPROACH

a) Land

Type	Classification		Size (ha.)	Unit value ($)	Partial value ($)
1	Land		17.9996	$ 2,481,670.99	$ 44,669,085.20
2					

Land Value $ 5,992,148.16

b) Construction

Type	Size	VRN (New Replacement Value) $/m²	Estimated life (years)	Age of construction (years)	Age	Conservation factors	Obsolescence	Resulting factor	Net Replacement Value $/m²	Partial value ($)

Value of the Constructions

c) Ancillary works

Type	Concept	Unit Quantity	New Replacement Unit Price	Factors: Obsolescence	Factors: Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
							$-	$-

Value of ancillary works $

d) Special buildings:

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
			17.9996	0.9	1	0.9	$-	$-

Value of Special buildings $ -

e) Value of any property other than land

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
			$-	0.9	1	0.9	$-	$-
	6 year agaves	62,998.60	$234.2	1	1	1	$234.29	$14,759,672.00

Value of any property other than land $ 14,759,672.00

Total amount derived from the cost approach = a + b + c + d + e $ 59,428.757.20

Cost approach considerations:

Prices, useful life cycles, and factors were obtained from the National Statistical Information System for the Agricultural Property Market (SIEMPA)
Note that both the buildings and the ancillary works are new (2-3 years)

---End of translation---

AGRICULTURAL PROPERTY APPRAISAL



Internal road on La Loma property



Blue agave on La Loma property at 2 years of age



Type of rock (obsidian) prevailing on the property



Low hills and slopes on La Loma property



Proximity to the Nueva Destileria 1800 (Cuervo house)



Another view of the plantations on the estate

MEXICO CITY

CERTIFICATION

I, the undersigned, Carolina Yépez-Roldán, Government Certified Expert Translator, duly sworn and authorized by the State Supreme Court, as evidenced in the Decree No. 42-04/2024 on February 23, 2024, www.iejdf.gob.mx, and by the Federal Judiciary Council in and for Mexico City, under number 1177-2021, holding the professional ID card No. 6755397 issued by the General Bureau of Professional Practice (DGP) of the Department of Public Education (SEP) of Mexico, DO HEREBY CERTIFY that: the hard copy drawn up in Spanish language hereto attached was provided for translation purposes only; that such copy is stamped and initialized by the undersigned; that to the best of my knowledge, I verily believe that such document is a genuine, true, exact, complete and unaltered photocopy; that I am conversant in English and Spanish languages; that the original document in Spanish is composed of 12 sheet (s) with text. This is the first printing made of this document. Any alteration or erasure voids this document. --

A translator verifies only the content of the document presented as the original, and not its truthfulness, accuracy, validity, authenticity, or legitimacy.

Certification ID Folio: **3012**

IN WITNESS HEREOF, I execute this document and have hereunto set my hand and cause the seal to be affixed to this certification in Mexico City on this

30 st day of **November**, 20**25**.

Date *Month* *Year*

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Council Government Certified Translator Supreme Court MEXICO CITY

Translator's seal and/or stamp above

Signature

Carolina Yépez-Roldán

Expert Translator

Description of the attached document copy:

The supplemental information provided below, even if it is not required by law, can contribute to the document's authenticity and protect against potential misuse.

Title or type of document: **Agricultural Property Appraisal.**

Document date: **September 22,2025.**

Signer (s) or Issuing Agency: **Notary Public Office No. 1 of Xicohtencatl**

Identifying No. N/A

No. of pages including certification: **24.**

Document holder: **Juan Pablo Muñoz-Flores.**

- Member of the Colegio Mexicano de Licenciados en Traducción e Interpretación, A.C. (CMLTI), member of the FIT (*Fédération Internationale des Traducteurs*) Registration No. SEP-DGP F459. Member number: M C 0 1 0 3
- Member of the Organización Mexicana de Traductores, Capítulo de Occidente.

55- 7580-7004 • 55-4135-9254 • c.yepezroldan@gmail.com

F01-21/08/2024

AGRICULTURAL PROPERTY APPRAISAL



Lot that is being assessed:	Rural tract covered by Parcel Certificate No. 000001038038, parcel 2 Z-1 P1/1, in the Ejido community Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a total area of 10-91-66.070 hectares and registered in the National Agrarian Registry under Folio 18014006114121935R
Applicant:	Juan Pablo Muñoz-Flores
Owner of the Real Property:	Juan Pablo Muñoz-Flores
Property location:	The lot is located 24.5 km away from Santa María del Oro, Nayarit, locality Take the San José de Mojarras-Cerro Blanco state highway. Then continue on the Buckinham-Miguel Hidalgo highway, with an estimated travel time of approximately 36 minutes.
Town/Ranch/District:	Location of Mojarritas
Municipality/Borough:	Santa María del Oro
State:	Nayarit

This opinion determines the value of the lot, its structures, ancillary facilities and buildings. Regarding the properties other than lot assets, only the agave fruit trees are considered, as the value of the agricultural machinery in the company is omitted.

MARKET VALUE					$	44,090,051.71
APPRAISAL EFFECTIVE DATE	Tuesday, September 23, 2025					

AGRICULTURAL PROPERTY APPRAISAL

I. BACKGROUND

Applicant

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address	Calle López Mateos No. 96 Colonia Centro CP 46400	Phone number	374 109 9269

Appraiser	Juventino Martinez-Partida
Registry/Professional License	1618990
Specialty	Agricultural Engineer with a major in Agricultural Protection

Companion and/or informant:

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address		Phone number	374 109 9269
Appraisal date			

Asset that is being assessed	Rural tract covered by Parcel Certificate No. 000001038038, parcel 2 Z-1 P1/1, in the Ejido community Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a total area of 10-91-66,070 hectares and registered in the National Agrarian Registry under Folio 18014006114121935R.		
Type	Irrigation		
Location	The lot is located 24.5 km away from Santa María del Oro, Nayarit, locality Take the San José de Mojarras-Cerro Blanco state highway. Then continue on the Buckinham-Miguel Hidalgo highway, with an estimated travel time of approximately 36 minutes.		
Town	Location of Mojarritas	Municipality	Santa María del Oro
State	Nayarit	Tax/Water bill account	Not applicable
Lot tenure regime	Property on Ejido lands (Transfer of Rights)		

Owner	Juan Pablo Muñoz-Flores
Address for notices	Calle López Mateos No. 96 Colonia Centro CP 46400

Objective of the appraisal	Estimate its market value
Purpose of the Appraisal	Collateral

II. GENERAL DATA OF THE REGION

Location and features of the region

The appraised property is located in the Neovolcanic Axis Physiographic Province. However, the municipality also covers a portion of the Sierra Madre Occidental province.

Natural System Classification:

✓**Weather Station:**	The closest and main weather station for obtaining official data in the area of the municipality of Santa María del Oro, Nayarit, is the Cerro Blanco station, which is operated by CONAGUA.
✓**Physiographic region:**	Physiographic province belonging to the Neovolcanic Axis and the Sierra Madre Occidental.

✓Altitude	Average elevation of 940 meters above sea level for the municipality
✓Type of climate	semi-dry semi-warm (A (c) w)
✓Average Annual Temperature	21.5 °C a 21.9 °C
✓Minimum and maximum temperature	minimum 14.2°C and maximum 32.8°C.

Average annual rainfall	Around 1,004 millimeters (mm), summer rains from June to October
Casualty Rate	Low

✓ Droughts	Seasonal property
✓ Frost	Very low incidence
✓ Hailstorms	low incidence
✓ Winds	Predominant winds vary from the east (June to October) and the west (October to June).
✓ Other	Tropical cyclones, heavy rains, and drought are the predominant risks.

Agricultural Activity

The main agricultural activity in Santa María del Oro is corn, covering a significant percentage of the planted area and making the municipality the second largest corn producer in the state. Sugarcane: This is another very important crop, with the municipality being the third largest producer in the state. Rice: This is also a prominent product, with the municipality being the second largest producer of this grain in the state. In the last 10 years, blue agave plantations have been established, encouraged by the Designation of Origin and the high profitability of the crop in recent years. Livestock farming in Santa María del Oro is also an important economic activity, with pig production standing out, as the municipality is the second most important pig producer in Nayarit. Similarly, poultry and egg production is the third largest poultry producer and the second largest producer of table eggs in the state, surpassed only by Tepic.

Local vegetation of the region

It consists of a mixture of forests in the higher parts of the Sierra Madre Occidental and jungle in the lower areas, adapting to its semi-warm, sub-humid climate. Low Deciduous Jungle: This is the predominant ground cover, with species such as cedar, mahogany, rosewood, brazilwood (Haematoxylon brasiletto), and guamúchil (Pithecellobium dulce). In the higher areas, there are pine and oak forests (pine-oak or oak-pine) with species such as Q. crassifolia, Q. sideroxyla, Q. eduardii, Q. rugosa, among others, as well as pine (Pinus spp.): species such as P. michoacana, P. oocarpa, P. durangensis, P. herrerae.

Classification

Restrictions of the region

There are various environmental and regulatory restrictions in the municipality of Santa Maria del Oro, Nay., particularly related to the protection of the Santa Maria del Oro Lagoon and land use planning The Local Ecological Zoning Program for the Lagoon Basin establishes specific regulations, including land use and building restrictions for areas adjacent to the lagoon, and seeks to preserve and improve areas of natural cover, runoff, and the lake itself in order to maintain ecological balance and ensure sustainable tourism development.

Panoramic view features:

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY

Macro-location


Tepic
Buckingham
36 min
Cerro Blanco
La Laguna

Lot parcel sketch:


Area= 14-50-04.10 ha

Geographical position of the property:

North Latitude:	21° 29' 56"
West Latitude:	104° 36' 59"
Above sea level	2423

CAROLINA YÉPEZ ROLDÁN Federal Judiciary Council Certified Expert Translator State Supreme Court MEXICO CITY

Access to the property:

✓Transportation routes

The property is located 24.5 km from the center of the town of Santa María del Oro, Nayarit. Take the San José de Mojarras-Cerro Blanco state highway. Then continue on the Buckinham-Miguel Hidalgo highway with an estimated travel time of approximately 36 minutes.

Municipal utilities and services:

✓Electric power	NO
✓Telephone	NO

✓Drinking water	NO
✓Drainage	NO

Metes and bounds

Deed: Rural Tract covered by Parcel Certificate No. 000001038038, parcel 2 Z-1 P1/1, in the Ejido Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a total area of 10,916,607.070 hectares, registered in the National Agricultural Registry under Folio 18014006114121935R.

Northeast:	In 66,240 meters in a broken line with Parcel 1, 6.79 m with Parcel 3,
Southeast:	In 66,240 meters in a broken line with Parcel 3, 186.26 meters in a broken line with Parcel 163
Southwest:	In 191,240 meters in broken line with Parcel 163,
Northwest:	in 466,340 meters in broken line with Parcel No. 74, To the west in 166,110 meters in broken line with the Buckinham Ejido, Northwest 68,750 meters in broken line with Parcel No. 134; 636.35 meters in a broken line with Parcel 73, 11.94 meters with Camino San José de Mojarras - Paso de Lozada

Type of lot use

	HA
Irrigation	**00-00-00**
Temporary	10-91-66.070

Total	10-91-66.070

Crop plot size	10-91-66.070
Roads, ravines, buildings, and additional areas	00-00-00

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY (CONT)

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Council Expert Translator Government Certified Supreme Court

Soil and physiochemical conditions

✓ Color	Prevailing soils are young, like Regosol: poorly developed, light in color, and low in organic matter, but their productivity varies and is closely linked to their depth and stoniness.
✓ Texture	Due to their geological origin from acidic and pyroclastic volcanic rocks, and their poor development, the texture of these soils tends to be coarse or medium.
✓ Depth of the topsoil	They are shallow soils, in many cases less than 50 cm deep before reaching bedrock.
✓ Depth of the water table	Although specific information on the piezometric level varies locally, in general, the characteristics of the subsoil in Santa María del Oro are strongly influenced by its volcanic origin and a groundwater system that feeds the Santa María del Oro Valley Aquifer and the emblematic crater lake. It is a monomictic (briefly mixed in winter) and mesotrophic lake, fed by groundwater, which highlights the connection between the lagoon and the local aquifer system.
✓ Stoniness	Generally moderate to strong in most areas with agricultural activity.
✓ Topography and configuration	The agricultural land is configured in valleys and gentle hills that were formed in the alluvial and basalt plains, taking advantage of soils such as Luvisol, Regosol, and Cambisol.
✓ Slope	The hilly areas (slopes of 5° to 15°) and flat areas (slopes of less than 5°)
✓ Permeability and drainage	The property is predominantly gently rolling hills and mountains, which favors surface runoff (rapid drainage) on the slopes and minimizes flooding problems in these areas, and is suitable for the existing slope. Around Lake Santa María del Oro (a crater lake), drainage is dendritic and radially convergent toward the lake, which means that water runoff flows toward the lake basin, feeding it, mainly during the rainy season.
✓ Salinity -pH:	Not applicable
✓ Soil erosion:	Not applicable
✓ Environmental pollution:	The municipality contributes to air pollutant emissions in Nayarit, mainly due to: Agricultural burning (a widespread practice for sugarcane, which generates particulate matter and carbon monoxide).
✓ Current productivity:	Low ( ) Medium (X) High ( )

Hydrological conditions

✓ Water supply source:	Temporary land without available water
✓ Required water consumption (L/sec):	Not applicable
✓ Authorized water volume (m³/year):	Not applicable
✓ Irrigation system	Not applicable
✓ Irrigation District (Supply Source):	Not applicable
✓ Official document date:	Not applicable

Water balance (water availability VS needs) Consumptive use of the region

Hass Agave	Blue agave (Agave tequilana Weber var. azul) is a succulent plant adapted to drought thanks to its CAM (Crassulacean Acid Metabolism) metabolism and generally does not require additional irrigation in producing regions. For good development, annual rainfall in the range of 600 to 1100 millimeters is required. These levels are exceeded in the municipality of Santa Maria del Oro, Nayarit.

Legal status

✓ Deeds	Rural Tract covered by Parcel Certificate No. 000001038038, parcel 2 Z-1 P1/1, in the Ejido Mojarritas, Municipality of Santa María del Oro, State of Nayarit, with a total area of 10,916,607.070 hectares, registered in the National Agricultural Registry under Folio 18014006114121935R.
✓Permits and licenses	Unknown
✓ Ecological regulation:	Unknown
✓ Easements:	Only internal roads owned and defined by the owner
✓ Other:	Nothing to report

Additional considerations:

AGRICULTURAL PROPERTY APPRAISAL

IV. APPRAISAL CONSIDERATIONS

PURPOSE OF THIS APPRAISAL

The purpose of the appraisal shall be to estimate the MARKET VALUE OF PROPERTY. To this end, the National Banking and Securities Commission (C.N.B.V.) requires three appraisal methods or approaches, which are: 1) The Physical or Direct Method (Cost Approach) 2) the Capitalization of Revenue (Income Approach), and 3) the Comparative Method (Market Approach), as defined below

The specific purpose or use of the appraisal is to estimate its **Market Value**

APPRAISAL METHODOLOGY

APPRAISAL APPROACHES APPLIED:

According to the subject property of this appraisal, there are currently three commonly accepted approaches to value: Market comparison, cost comparison, and income comparison. The application of all or the exclusion of some of them is based on the type of value required.

1. COMPARATIVE MARKET APPROACH

This approach involves the collection of relevant market information from similar properties (comparable) to the one that is being appraised (subject), to analyze offer and demand, and adjust its main differential factors (adjustments) to reach an indicator that allows establishing the most likely sale price for the properties that are being sold, to compare them with our subject property. The value obtained by this approach is called MARKET COMPARATIVE VALUE

2. COST APPROACH/PHYSICAL OR DIRECT METHOD

Technical process to estimate the cost of replacement of any property similar to the one being appraised, affected by the depreciation due to factors [sic] of age and the conservation status observed. The value obtained by this approach is called PHYSICAL VALUE or NET REPLACEMENT VALUE

3. INCOME APPROACH

This approach considers the present value of future benefits derived from a property to be assessed, which is estimated by the capitalization of a specific level of income and a certain (actual) capitalization discount rate applicable to the case under study. The value obtained by this approach is called INCOME CAPITALIZATION VALUE

DEFINITION OF BASIC TERMS AND CONCEPTS

✓ MARKET VALUE (FAIR MARKET VALUE)

Estimated price for which a property would be exchanged on the appraisal date between a buyer and a seller acting by self-will, in a transaction without intermediaries, with a reasonable exposure period, where both parties act based on the relevant facts, with good judgment without compulsion.

✓ NEW REPLACEMENT VALUE (V.R.N.)

Current direct cost of efficiently replenishing a certain asset. In the case of lot, because of their structure and finishes, only the indirect costs of the builder or contractor are included.

✓ NET REPLACEMENT VALUE (V.N.R.)

It is obtained by deducting the New Replacement Value (V.R.N.), demerits derived from its depreciation due to age and state of conservation, or its equivalent in direct costs to be spent to return the construction to its original or new status (in case of real estate).

✓ GROSS MONTHLY INCOME

Total amount of money that the subject property being assessed produces or is likely to produce during a calendar month, at the appraisal date.

✓ DEDUCTIONS TO GROSS MONTHLY INCOME

Expenses incurred by the owner of a property when renting it, such as: Construction depreciation, inter-contractual voids, taxes, and rights for possession (Income Tax, property tax, and drainage, among others), damage insurance policy, maintenance of public or common areas, as well as administration.

✓ CAPITALIZATION RATE (%)

Annual net percentage return or real discount rate that would be due to a certain type of property, classified by its use. That is, to its risk level (term of the return on investment) and degree of liquidity.

✓ MARKET VALUE

Estimated amount of circulating currency in exchange for which the seller and the buyer, being well informed and without any pressure or hurry of the subject property being assessed, would be willing to accept in cash for its transfer in a reasonable term starting from the appraisal effective date, assuming a sufficient and appropriate promotion to its market.

AGRICULTURAL PROPERTY APPRAISAL

APPRAISAL CONDITIONS AND EXCEPTIONS

The information and property background set forth herein is that contained in the documentation provided by the Applicant of the appraisal and/or owner of the lot, which we assume as correct. The list of photocopies is as follows:

❶ Copy of appraisal Deeds	☒
❷ Copy of sketches	☑
❸ Copy of Property tax receipt	☒
❹ License Title or Water service bill	☒
❺ Prior Appraisal	☒
❻ Other (specify)	☑ Parcel certificates

CAROLINA YEPEZ-ROLDÁN Federal Judiciary Government Council Certified Expert Translator State Supreme Court

It is not the purpose of this appraisal to verify the probable existence of liens, conditional sale, and tax [sic] debts or of any other type whatsoever that may affect the property under appraisal, unless they are expressly declared by the Applicant and/or lotowner; therefore, we are not responsible for information omitted in the appraisal application

I, the undersigned, party responsible for this appraisal, declare **under affirmation** that there is no kinship or business relationship with the client or owner of the lot that is appraised.

By visual inspection of the assessed lot, it is not possible to detect latent defects that may exist. Therefore, only those expressed herein are considered (as a result of the observation or by express report of the Applicant or lotowner).

Given that it IS NOT the purpose of this appraisal to confirm or verify property demarcations or illegal occupation, among any other legal restrictions, the estimated market value determined herein only considers those expressed in the appraisal itself, which were observed in the visual inspection or because they were included in the documentation provided for this purpose

The location or distribution sketches drawn herein are approximate. Therefore, such sketches shall not be considered as "**scaled sketches**". This means that such sketches do not accurately evidence the morphological reality of the lot that is assessed.

This appraisal is for the exclusive use by the Applicants for the purpose expressed in page 1 and it shall not be used for any other purposes.

The assessed property was fully identified, and we relied on its technical and legal documentation provided by [sic] the Applicant and/or lotowner, as well as by the visual inspection supported by the necessary verification tools.

COMMENTS CONCERNING THE PROPERTY BEING APPRAISED

❶ It is assumed that the quiet use and enjoyment of the lot comply with national laws. Likewise, the owner states to have all permits and licenses. It is assumed that the description, boundaries, location, and extension of the property are accurate and correct since they were taken from the public Deed mentioned herein.

❷ The property has buildings and facilities aimed at the production of Agava azul *(Tequilana Weber)*. Marketing is conducted locally in the city of Tequila, Jalisco. Marketing is carried out with tequila producers from the state of Jalisco. The orchard is registered with the Tequila Regulatory Council (CRT), which certifies the eligibility of planted land free of deforestation.

❸ The demographic pressure on the area where the valued property is located is minimal due to the distance that still exists between the property and the urban area, which means that this factor also prevents us from classifying it as a property in transition.

❹ The parties participating in this appraisal declare, under affirmation, that we are not related or linked by kinship or business relationships with the client or owner of the lot that is appraised.

❺ The property was shown by Mr. Juan Pablo Muñoz-Flores, who provided us with the available information.

❻ This lot is entirely well managed, from the status and conservation of the facilities to the management and care of the cultivated area, in which a conventional technology of moderate application of agrochemicals is used, keeps high technical standards in relation to the average of the region and 100% of the production goes to the National market for its transformation into tequila with Designation of Origin.

❼ This appraisal considers a productive unit of 10-91-66 hectares, where 6-year-old blue agave is established, a row planting system is used, following contour lines or creating terraces (melgas) to prevent soil and water loss due to runoff, with a population density of 3,500 plants per hectare and an average production of 82 tons/hectare.

❽ Finally, a productivity analysis was conducted using the company's own phytotechnology and market parameters (costs, yields, purchase prices of the product). And considering the risk rate for the project conditions, the value of the business in progress was obtained.

❾ To determine the market value of the lot, as an element that feeds the physical approach within the same concept, the supply and demand quoted in the area of influence and comparable properties were analyzed using data from advertisements published in newspapers, magazines and websites of specialized places, as well as advertisements and signs displayed in the region for this type of properties. We entered the starting prices into an adjustment table that helps us find the marketplace prices.

❿ Once the different methodologies were obtained, the weighting that allows us to estimate the market value of the property according to the purpose of this appraisal was conducted.

AGRICULTURAL PROPERTY APPRAISAL

AGRICULTURAL AREAS

√Area with annual crops:

Classification	Hectares	CURRENT LOT USE		Typical or representative Use in the region	Capacity/Average
		Autumn-Winter Cycle	Spring - Summer Cycle		Tons./ha.
		[no text in the source document]		[no text in the source document]	[no text in the source document]

CAROLINA YÉPEZ ... DÁN Federal Government Council Certified Expert Translator State Supreme Court MEXICO CITY

√Description of annual crops:

√Crops:

[no text in the source document]

√Technology used:

[no text in the source document]
[no text in the source document]

√Description of the irrigation technique:

[no text in the source document]

√Territorial improvement:

[no text in the source document]

√Area with perennial crops:

Classification	Hectares	Cultivation	Age (years)	Planting system	Number of plants		Capacity/Average
					Per Hectares	Total	Tons./hectares
TMF	10-91-66.070	Agave Azul	6 years	Rows Typical range: 1.0 to 1.5 meters between plants.	3500	38,208.10	82

√Description of perennial crops:

❶ Crops:
Agave Azul (Tequilana Weber) is located in 100% of the area and it is already in the production stage, with an average of 6-7 year-old since they were planted.

❷ Technology used:
A standard is used in plantations that allow the passage of machinery (tractors, harrows) for cultivation and weed control, representing a compromise between density and mechanization. Due to the stoniness and slope of the property, herbicides are used for weed control, which are applied by drone, and some cultural tasks are performed manually due to the topography of the property.
Good production is obtained despite the fact that the land is rain-fed, as rainfall is above the minimum requirements for cultivation and the owner has more than 30 years of experience in good agricultural management.

❸ Description of the irrigation technique:
Well-drained seasonal land
The crop is well suited to the land and climate of the region, which has a designation of origin.

❹ Territorial improvement:
The land is completely surrounded by both stone fencing and barbed wire. The entire property is planted with agave and has been previously tilled with a RIPER and D7 tractor to improve root development and drainage on a moderately rocky plot.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

* MARKET RESEARCH OF PROPERTIES WITH AGAVE AZUL (CULTIVATED AREAS)

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Cultivated area	Land with H2 urban compatibility, in the town of El Capomo, in Compostela, Nayarit. 0 m2 of construction, this land is ideal for developing your housing project.	23	$3,2[illegible]000,000.00	Supply	$161,220.98
2	Cultivated area	The land is crossed by the highway that goes to Tequila, with 8 hectares on the Tequila side and the rest on the Amatitan hill.	234	$79,560,000.0	Supply	$340,000.00
3	Cultivated area	Property "La Re tumbadora". Rural property.	87.61	$ 657,075,000.0	Supply	$7,500,000.00
4	Cultivated area	Agricultural land for sale on the roadside in Amatitán, Jalisco. Flat topography and agricultural classification.	56.920	$ 218,254,117.0	Supply	$3,834,401.21
5	Cultivated area	With agave planting, year-round water stream, and 2 hydrants. Includes 2 houses: 1 of 800 m and 128 m shell construction.	7	4,700,000.00	Sale	$671,428,57
6	Cultivated area	4 hectares with agave cultivation in Tequila, Jalisco.	4	3,000,000.00	Supply	$750,000.00
7						

Sample	Location and access	Source
1		
2	El Capomo, 63722 Compostela, Nayarit, Mexico, El Capomo Ranch or Rancheria, Compostela	https://www.vivanuncios.com.mx/a-venta-terreno/ranch
3	Located at kilometer 12 of the Tesistán-Colotlán highway. Zapopan, Jalisco	https://www.inmuebles24.com/propiedades/clasificado/
4	At the foot of the Amatitán-San Salvador highway, with excellent connectivity, just 3.9 km from the town of San Salvador	https://www.lamudi.com.mx/detalle/41032-73-7bd3d0c7
5	Tecolotlán, Jalisco Prime location: just 3 km from the town	https://www.nuroa.com.mx/adform/3600000761914665
6	Guadalajara-Tepic highway, km 27 Rustic property Rancho La Tetilla, Tequila, Jalisco	https://www.icasas.mx/propiedad/102d-917a-f10af524-
7		

* ADJUSTMENT OF PROPERTIES WITH AGAVE AZUL (CULTIVATED AREAS)

Lot TYPE 1

Cultivated area

Adjustable samples 1,2,3,4,5,6,7

				Factors						
Sample	Classification	Size (ha.)	Unit value ($)	Location-Access	Size	Negotiation	Depth	Agronomic	Resulting Factor	Net Value ($)
1	Cultivated area	7.4432	$161,220.98	1.00	1.00	0.94	0.85	0.80	1.10	$ 113,860.74
2	Cultivated area	234	$340,000.00	1.00	1.00	1.58	0.85	1.10	1.00	$ 503,454.00
3	Cultivated area	87.61	$ 7,500,000.00	1.05	1.37	0.85	0.70	1.05	0.90	$ 6,723,985.52
4	Cultivated area	56.92	$ 3,834,401.21	1.05	1.28	0.85	0.80	1.05	0.96	$ 3,682,660.54
5	Cultivated area	7	$671,428.57	1.05	1.05	0.94	0.85	0.80	1.05	$ 470,911.10
6	Cultivated area	4	$750,000.00	1.10	1.10	0.86	0.85	0.80	1.05	$ 506,696.67
7										

Adjusted value	$ 2,000,261.43
Size	10.9166
Lot value TYPE 1	$ 21,836,053.91
	$ 21,836,053.91

b) Result of the comparative approach of the cultivated areas

Comparative approach considerations - CULTIVATED AREAS: (Comments regarding the adjustment factors)

1. Location and access of comparable cultivated areas in relation to the subject property was based on its distance from the road
2. Sizes of the comparable cultivated areas were adjusted with the following formula: .85+.15 (Subject property size/comparable cultivated area size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor depends on the level of technology used. Although they are remarkably similar, the difference is due to the favorable micro-climate of the subject property.

Access and Location : Adjusted by the distance to main roads or markets.

Features	Factor Range (FUB)
Through paved road	1.05 to 1.15
Access through unpaved road or lane	0.85 to 0.95
Distance to collection center/market.	A demerit applies if it is too far.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

*** MARKET RESEARCH OF PROPERTIES WITHOUT AGAVE (CULTIVATED AREAS)**

(to feed the value of the lot in the cost approach)

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Lot	San Cayetano, Tepic	7.4432	$ 1,200,000.0	Supply	$ 161,220.98
2	Lot	It has a parcel certificate, faces a paved road, and has water and electricity at the foot of the property	4.5	$ 1,100,000.0	Supply	$ 244,444.44
3	Lot	Exclusive land on the shores of the Santa María del Oro Lagoon	0.4875	$ 19,500,000 0	Supply	$ 40,000,000.00
4	Lot	Land without buildings very close to the Santa María del Oro Lagoon	0.57	$ 3,600,000 0	Supply	$ 6,292,606.19
5	Lot	For sale in El Poblado de San Leonel, Santa María del Oro. It has a parcel certificate.	4.50	$ 450,000.00	Supply	$ 100,000.00
6						
7						

Sample	Location and access	Source
1	Entrance via the Tepic-Gdl toll-free highway Near Mexifrutas Nayarit	https://www.nestoria.mx/adform/00000047700107384058073077?search_terms=santa-maria-del-oro_nayarit&page=1&pos=7&pt=1&ot=1&req_sgmt=REVTS1RPUDtTRU87U0VSUDs=&t_sec=1&t_or=2&t_pvi d=366dacb9-7a90-4512-bf3a-a68a898fc3bf
2	in El Poblado de La Labor, Santa Maria del Oro, Nayarit	https://www.inmuebles24.com/propiedades/clasificado/v
3	La Laguna, Rancho or rancheria La Laguna, Santa María del Oro	https://www.inmuebles24.com/propiedades/clasificado/v ecltein-terreno-unico-a-la-orilla-de-la-laguna-de-santa- maria-
4	Lot in Laguna de Santa Maria del Oro; Nayarit	https://www.lamudi.com.mx/detalle/41032-73-8ea24eb81
5	Unnamed road, Santa María del Oro, Nayarit	https://www.inmuebles24.com/propiedades/clasificado/v
6	*[no text in the source document]*	
7	*[no text in the source document]*	

*** ADJUSTMENT OF PROPERTIES WITHOUT AGAVE (CULTIVATED AREAS)**

Lot TYPE 1 — Cultivated area — **Adjustable samples** 1,2,3,4,5,6,7

Sample	Classification	Size (ha.)	Unit value ($)	Factors: Location-Access	Factors: Size	Factors: Negotiation	Factors: Depth	Agronomic	Resulting Factor	Net Value ($)
1	Lot	7.4432	$161,220.98	1.01	0.96	0.96	0.95	0.80	0.59	$ 95,282.63
2	Lot	4.5	$ 244,444.44	1.1	0.92	0.92	0.95	0.80	0.69	$ 168,322.23
3	Lot	0.4875	$ 40,000,000.00	1.05	0.95	0.46	0.95	0.80	0.33	$ 13,206,179.56
4	Lot	0.5721	$ 6,292,606.19	1.1	0.9	0.64	0.9	0.8	0.41	$2,561,848.27
5	Lot	4.5	$100,000.00	1.1		0.88	0.9	0.8	0.62	$ 62,407.45
6										
7										

Adjusted value	$3,218,808.03
Size	10.9166
Lot value TYPE 1	$35,138,439.71
	$35,138,439.71

b) Result of the comparative approach of the lots

Comparative approach considerations - Lots:

1. Location and access of comparable lots in relation to the subject property was based on its distance from the road
2. Sizes of the comparable lots were adjusted with the following formula: .9+1(Subject property size/comparable lot size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor for lot depends on the soil quality and climate. Normally, the soil of the comparables is of lower quality than the subject property

MARKET COMPARATIVE APPROACH CONSIDERATIONS - LOT WITHOUT AND WITH AGAVE (CULTIVATED AREAS)

The value of sales made and existing offers was taken as reference. The data was provided by the lotowner or the real estate agency, or the broker, and the experience of the producer.
It is also important to emphasize that the market study of irrigation without agave was conducted to support the value of the physical/cost approach exclusively.

CULTIVATED AREA	It considers the price of the lot and of the agave plants, and the existing infrastructure in the ranch, essential data to obtain the market approach.
LOT	It only considers the price of the lot. In this case, irrigation lot samples were taken as evidence for the physical value approach, since this data is NOT used in the market approach

AGRICULTURAL PROPERTY APPRAISAL

VII. APPLICATION OF THE COST APPROACH

a) Land

Type	Classification	Size (ha.)	Unit value ($)	Partial value ($)
1	Land	10.9166	$ 3,218,808.03	$ 35,138,439.71
2				

Land Value $ 35,138,439.71

CAROLINA YÉPEZ-ROLDÁN Federal Judicial Council Certified Expert Translator State Supreme Court MEXICO CITY

b) Construction

Type	Size	VRN (New Replacement Value) $/m²	Estimated life (years)	Age of construction (years)	Age	Conservation factors	Obsolescence	Resulting factor	Net Replacement Value $/m²	Partial value ($)
										-

Value of the Constructions $ -

c) Ancillary works

Type	Concept	Unit Quantity	New Replacement Unit Price	Factors		Resulting factor	Net Replacement Value $/m²	Partial value ($)
				Obsolescence	Age and Conservation			
							$-	-

Value of ancillary works $ 648,000.00

d) Special buildings:

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
		10.9166		0.9	1	0.9	$-	$-

Value of Special buildings $ -

e) Value of any property other than land

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
			$ -	0.9	1	0.9	$-	$ -
	6-year-old agaves	38,208	$ 234.29	1	1	1	$2 3 4 . 2 9	$ 8,951,612.00

Value of any property other than land $ 8,951,612.00

Total amount derived from the cost approach = a + b + c + d + e $ 44,090,051.71

Cost approach considerations:

Prices, useful life cycles, and factors were obtained from the National Statistical Information System for the Agricultural Property Market (SIEMPA)
Note that both the buildings and the ancillary works are new (2-3 years)

---End of translation---

AGRICULTURAL PROPERTY APPRAISAL

XI. ANNEX

XI. PHOTO ANNEX



Roads between fields in Mojarritas lot, Santa Maria del Oro, Nayarit, and Owner



Agave Azul in Mojarritas lot, Santa Maria del Oro, Nayarit.

CAROLINA LÓPEZ-ROLDÁN
Federal Judiciary Council
Government Certified
Expert Translator
State Supreme Court
MEXICO CITY



MEXICO CITY

CERTIFICATION

I, the undersigned, Carolina Yépez-Roldán, Government Certified Expert Translator, duly sworn and authorized by the State Supreme Court, as evidenced in the Decree No. 42-04/2024 on February 23, 2024, www.iejdf.gob.mx, and by the Federal Judiciary Council in and for Mexico City, under number 1177-2021, holding the professional ID card No. 6755397 issued by the General Bureau of Professional Practice (DGP) of the Department of Public Education (SEP) of Mexico, DO HEREBY CERTIFY that: the hard copy drawn up in Spanish language hereto attached was provided for translation purposes only; that such copy is stamped and initialized by the undersigned; that to the best of my knowledge, I verily believe that such document is a genuine, true, exact, complete and unaltered photocopy; that I am conversant in English and Spanish languages; that the original document in Spanish is composed of 11 sheet (s) with text. This is the first printing made of this document. Any alteration or erasure voids this document. --

A translator verifies only the content of the document presented as the original, and not its truthfulness, accuracy, validity, authenticity, or legitimacy.

Certification ID Folio: **3010**

CAROLINA YÉPEZ-ROLDÁN
Federal Judiciary Council
Government Certified
Expert Translator
Supreme Court

Translator's seal and/or stamp above

IN WITNESS HEREOF, I execute this document and have hereunto set my hand and cause the seal to be affixed to this certification in Mexico City on this

30 st day of **November**, 20**25**.
Date *Month* *Year*

Signature ______________________
Carolina Yépez-Roldan
Expert Translator

Description of the attached document copy:

The supplemental information provided below, even if it is not required by law, can contribute to the document's authenticity and protect against potential misuse.

Title or type of document: **Agricultural Property Appraisal.**
Document date: **September 23,2025**
Signer (s) or Issuing Agency: **Notary Public Office No. 1 of Xicohtencatl**

Identifying No. N/A
No. of pages including certification: **23.**
Document holder: **Juan Pablo Muñoz-Flores.**

- Member of the Colegio Mexicano de Licenciados en Traducción e Interpretación, A.C. (CMLTI), member of the FIT (*Fédération Internationale des Traducteurs*) Registration No. SEP-DGP F459. Member number: M C 0 1 0 3
- Member of the Organización Mexicana de Traductores, Capitulo de Occidente.

55- 7580-7004 • 55-4135-9254 c.yepezroldan@gmail.com

F01-21/08/2024

AGRICULTURAL PROPERTY APPRAISAL



Lot that is being assessed:	Rural tract called Barranca de San Miguel, in the location of the same name, with a surface area of 4-01-21 ha.
Applicant:	Juan Pablo Muñoz-Flores
Owner of the Real Property:	Juan Pablo Muñoz-Flores
Property location:	The lot is located 4 km away from Amacueca's downtown, municipality of the same name, in the State of Jalisco, through Independencia Nacional street. Dirt road. There is an unpaved road of approximately 300 meters from Barranca de San Miguel to the lot.
Town/Ranch/District:	Location of Barranca de San Miguel
Municipality/Borough:	Amacueca
State:	State of Jalisco

This opinion determines the value of the lot, its structures, ancillary facilities and buildings. Regarding the properties other than lot assets, only the avocado fruit trees are considered, as the value of the agricultural machinery in the company is omitted.

CAROLINA YÉPEZ-RODÁN
Federal Judiciary Government Council
Certified Expert Translator
State Supreme Court
MEXICO CITY

MARKET VALUE		$	12,649,727.16
APPRAISAL EFFECTIVE DATE	Friday, September 19, 2025		

AGRICULTURAL PROPERTY APPRAISAL

I. BACKGROUND

Applicant

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address	Calle López Mateos No. 96 Colonia Centro CP 46400	Phone number	374 109 9269

Appraiser	Juventino Martinez-Partida
Registry/Professional License	1618990
Specialty	Agricultural Engineer with a major in Agricultural Protection

Companion and/or informant:

Name	Juan Pablo Muñoz-Flores	Location	Tequila, Jalisco
Address		Phone number	374 109 9269
Appraisal date	Friday, September 19, 2025		

Asset that is being assessed	Rural tract called Barranca de San Miguel, in the location of the same name, with a surface area of 4-01-21 ha.		
Type	Irrigation		
Location	The lot is located 4 km from Amacueca´s downtown, municipality of the same name, in the State of Jalisco, through Independencia Nacional street. Dirt road. From Barranca de San Miguel to the Lot there is an unpaved road of approximately 300 meters.		
Town	Barranca de San Miguel	Municipality	Amacueca
State	Jalisco	Tax/Water bill account	Rural Tract account R000280
Lot tenure regime	Private property		

Owner	Juan Pablo Muñoz-Flores
Address for notices	Calle López Mateos No. 96 Colonia Centro CP 46400

Objective of the appraisal	Estimate its market value
Purpose of the Appraisal	Collateral

II. GENERAL DATA OF THE REGION

Location and features of the region

The assessed lot is located in the physiographic province belonging to the Trans-Mexican Volcanic Belt. It is located in the Central Pacific basin, in the Laguna Sayula closed sub-basin. It has important springs (such as Las Moreras and Agua de Santiago) and streams such as La Barranca and Santiago.

Natural System Classification:

✓**Weather Station:**	Ciudad Guzman Meteorological Observatory (in Zapotlán el Grande), operated by the National Meteorological Service (S.M.N.)
✓**Physiographic region:**	Physiographic province belonging to the Trans-Mexican Volcanic Belt.

✓Altitude	Ranging between 1.636 and 1.738 meters above sea level
✓Type of climate	semi-dry semi-warm (or semi-arid semi-warm)
✓Average Annual Temperature	19°C.
✓Minimum and maximum temperature	minimum 8.4°C and maximum 29.3°C.

Average annual rainfall	Approximately 792 mm (mm)
Casualty Rate	Low

✓ Droughts	Lot with irrigation
✓ Frost	low incidence
✓ Hailstorms	low incidence
✓ Winds	Dominant winds from the south
✓ Other	Forest fires from Tapalpa

Agricultural Activity

The highest and best use of lot in the municipality is agriculture. The most prominent crops are **Dragon fruit:** Systems are dedicated to the production of diverse varieties of Dragon fruit. They do not require irrigation, representing an important income for families. **Nut:** It is a primarily commercial crop, and there are establishments in the municipality dedicated to shell it. **Coffee:** It is one of the most emblematic products and a symbol of identity and tradition. Traditional techniques are used, and it is appreciated for its quality and taste, generating a significant income. Other major crops: **Sorghum, corn, beans, alfalfa, and tomato. In recent years, more profitable crops, such as avocado and berries**, have increased. Regarding the livestock sector, the municipality considers as important the following species: **Bovine cattle:** raised for meat, milk, and draft purposes; **swine (pigs);** and **caprine (goats)**. The livestock farmers in the municipality are organized and affiliated with the Local Livestock Association.

Local vegetation of the region

Amacueca, Jalisco, possess diverse flora and fauna, due to its location near the Sierra de Tapalpa and the Laguna de Sayula basin, with a predominance of **low thorn scrub jungle and forests**. Low thorn scrub jungle/Caducifolia: It covers most of the hillslopes with species such as: Huisache, Palo Dulce, Granjeno, Prickly pear cactus, Mesquite, and various fruit trees. Forests: They are located in the high lots, especially towards Sierra de Tapalpa, and include more than 2.100 has. There are species such as: Walnut, Oak (Quercus spp.), and Pine (Pinus spp.). Plants of local importance: Dragon fruit, Prickly pear cactus, and Mesquite.

Classification

Restrictions of the region

Amacueca, Jalisco, has several environmental and agricultural restrictions and regulations focused on the protection of its natural resources. Restrictions and key environmental areas like Laguna de Sayula (designated Ramsar site): A part of the municipality adjoins this wetlot of international importance. Limited water resources: Most of the municipal territory has a deficit or no availability of groundwater (according to data of 2021, 98.9% has no availability) or surface water (99.6% has a deficit).

Panoramic view features:

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY

Macro-location


Anoca
Tehuantepec
El Divisadero
Techaluta de Montenegro
Barranca de San Miguel
Poncitlán
Las Guásimas
Amacueca
Jardín Municipal
Atoyac
Laguna de Sayula
Tepec
San Juanito
Cuyacapan

Lot parcel sketch:



Geographical position of the property:

North Latitude:	20° 02' 28"
West Latitude:	103° 35'27"
Above sea level	1636

Access to the property:

✓Transportation routes

By road: Its main access is via Guadalajara-Ciudad Guzman-Manzanillo (54D). There is a specific deviation that connects with the county town of Amacueca. (401 Road). Amacueca is 4.1 km away from Barranca de San Miguel thru an unpaved road

Municipal utilities and services:

✓Electric power	YES
✓Telephone	NO

✓Drinking water	YES
✓Drainage	NO

Boundaries and bounds

Deed: Public Deed number 25,986 certified by Alejandro Elizondo-Verduzco, Civil-law Notary Public No. 26 in and for Zapotlan el Grande, Jal.

Northeast:	In 171.65 meters with Ramon Covatrrubias-Gonzalez (formerly Antonio Contreras)
Southeast:	In 375.67 meters with Ramon Covarrubias-Gonzalez (formerly Juan Covarrubias)
Southwest:	In 169.21 meters in broken line with the Barranca de San Miguel alley to techaluta
Northwest:	In 340.63 meters with J Isabel Rodriguez-Aguilar (formerly Florencio Rodriguez)

Type of lot use

	HA
Irrigation	**04-01-21**
Temporary	00-00-00

Total	04-01-21

Croplot size	04-01-21
Roads, ravines, buildings, and additional areas	00-00-00

Translation from Spanish into English

AGRICULTURAL PROPERTY APPRAISAL

III. GENERAL DATA OF THE PROPERTY (CONT)

Soil and physiochemical conditions

✓ Color	Prevalent Soil-types: **Feozem** (Phaeozem), around 57% to 83%. They have a dark layer on the surface (**deep brown**), rich in organic matter and nutrients
✓ Texture	Soft
✓ Depth of the topsoil	It is estimated to be moderately deep (2 or more meters)
✓ Depth of the water table	It is estimated to be 6 meters, but it may have a variable static level
✓ Stoniness	Grounds are moderately rocky, between 5 and 10%, but the ground has been cleaned of superficial stones
✓ Topography and configuration	Lots of Lomerio prevail (slopes from 5° to 15°)
✓ Slope	Close to 2%
✓ Permeability and drainage	Adequate drainage due to the slope
✓ Salinity -pH:	Not visible
✓ Soil erosion:	Not visible
✓ Environmental pollution:	Not visible
✓ Current productivity:	Low ( ) Medium ( ) High (X)

Hydrological conditions

✓ Water supply source:	Deep well
✓ Required water consumption (L/sec):	16 l/sec vol authorized
✓ Authorized water volume (m^3/year):	56.000 m^3/year
✓ Irrigation system	Micro-sprinkler irrigation
✓ Irrigation District (Supply Source):	Aquifer with 1499 lagoons
✓ Official document date:	November 28, 2022

Water balance (water availability VS needs) Consumptive use of the region

Hass Avocado	For a mature plantation, the need for irrigation is estimated in around 6,000 and up to 8.500 m^3/ha. Effective precipitation (usable rain) of the area must be subtracted from these figures. Water demand is essential and higher during certain phases such as flowering and fruit setting, as well as fruit ripening. The volume given in license is higher than the needs of the sown area; notwithstanding this, there are more plantations and more water given in license.

Legal status

✓ Deeds	Public Deed number 25,986 certified by Alejandro Elizondo Verduzco, Civil-law Notary Public 26 in and for Zapotlan el Grande , Jal.
✓Permits and licenses	**License number 08JAL153529/12AMDA12** dated November 22, 2022, granted to Juan Pablo Muñoz-Flores to exploit, use, or take advantage of surface national waters by an annual volume of 56.000 m^3. Effective as from the business day following that on which the HOLDER of the aforementioned license is notified.
✓ Ecological regulation:	Unknown
✓ Easements:	Only internal roads of its own
✓ Other:	Nothing to declare

Additional considerations:

AGRICULTURAL PROPERTY APPRAISAL

CAROLINA YÉPEZ ROLDÁN Federal Judiciary Council Government Certified Expert Translator Superior Court of Justice MEXICO CITY

IV. APPRAISAL CONSIDERATIONS

PURPOSE OF THIS APPRAISAL

The purpose of the appraisal shall be to estimate the MARKET VALUE OF PROPERTY. To this end, the National Banking and Securities Commission (C.N.B.V.) requires three appraisal methods or approaches, which are: 1) The Physical or Direct Method (Cost Approach) 2) the Capitalization of Revenue (Income Approach), and 3) the Comparative Method (Market Approach), as defined below

The specific purpose or use of the appraisal is to estimate its **Market Value**

APPRAISAL METHODOLOGY

APPRAISAL APPROACHES APPLIED:

According to the subject property of this appraisal, there are currently three commonly accepted approaches to value: Market comparison, cost comparison, and income comparison. The application of all or the exclusion of some of them is based on the type of value required.

1. COMPARATIVE MARKET APPROACH

This approach involves the collection of relevant market information from similar properties (comparable) to the one that is being assessed (subject), to analyze offer and demand, and adjust its main differential factors (adjustments) to reach an indicator that allows establishing the most likely sale price for the properties that are being sold, to compare them with our subject property. The value obtained by this approach is called MARKET COMPARATIVE VALUE

2. COST APPROACH/PHYSICAL OR DIRECT METHOD

Technical process to estimate the cost of replacement of any property similar to the one being assessed, affected by the depreciation due to factors [sic] of age and the conservation status observed. The value obtained by this approach is called PHYSICAL VALUE or NET REPLACEMENT VALUE

3. INCOME APPROACH

This approach considers the present value of future benefits derived from a property to be assessed, which is estimated by the capitalization of a specific level of income and a certain (actual) capitalization discount rate applicable to the case under study. The value obtained by this approach is called INCOME CAPITALIZATION VALUE

DEFINITION OF BASIC TERMS AND CONCEPTS

✓ MARKET VALUE (FAIR MARKET VALUE)

Estimated price for which a property would be exchanged on the appraisal date between a buyer and a seller acting by self-will, in a transaction without intermediaries, with a reasonable exposure period, where both parties act based on the relevant facts, with good judgment without compulsion.

✓ NEW REPLACEMENT VALUE (V.R.N.)

Current direct cost of efficiently replenishing a certain asset. In the case of lot, because of their structure and finishes, only the indirect costs of the builder or contractor are included.

✓ NET REPLACEMENT VALUE (V.N.R.)

It is obtained by deducting the New Replacement Value (V.R.N.), demerits derived from its depreciation due to age and state of conservation, or its equivalent in direct costs to be spent to return the construction to its original or new status (in case of real estate).

✓ GROSS MONTHLY INCOME

Total amount of money that the subject property being assessed produces or is likely to produce during a calendar month, at the appraisal date.

✓ DEDUCTIONS TO GROSS MONTHLY INCOME

Expenses incurred by the owner of a property when renting it, such as: Construction depreciation, inter-contractual voids, taxes, and rights for possession (Income Tax, property tax, and drainage, among others), damage insurance policy, maintenance of public or common areas, as well as administration.

✓ CAPITALIZATION RATE (%)

Annual net percentage return or real discount rate that would be due to a certain type of property, classified by its use. That is, to its risk level (term of the return on investment) and degree of liquidity.

✓ MARKET VALUE

Estimated amount of circulating currency in exchange for which the seller and the buyer, being well informed and without any pressure or hurry of the subject property being assessed, would be willing to accept in cash for its transfer in a reasonable term starting from the appraisal effective date, assuming a sufficient and appropriate promotion to its market.

AGRICULTURAL PROPERTY APPRAISAL

APPRAISAL CONDITIONS AND EXCEPTIONS

The information and property background set forth herein is that contained in the documentation provided by the Applicant of the appraisal and/or owner of the lot, which we assume as correct. The list of photocopies is as follows:

❶ Copy of appraisal Deeds	☑	
❷ Copy of sketches	☒	
❸ Copy of Property tax receipt	☒	
❹ License Title or Water service bill	☑	
❺ Prior Appraisal	☒	
❻ Other (specify)	☒	Inventories, certificates of ineligibility, affectations

CAROLINA YÉPEZ-ROLDÁN
Federal Judiciary Council
Government Certified
Expert Translator
State Superior Court
MEXICO CITY

It is not the object of this appraisal to verify the probable existence of liens, conditional sale, and tax [sic] debts or of any other type whatsoever that may affect the property under appraisal, unless they are expressly declared by the Applicant and/or lotowner, therefore, we are not responsible for information omitted in the appraisal application

I, the undersigned, party responsible for this appraisal, declare **under affirmation** that there is no kinship or business relationship with the client or owner of the lot that is assessed.

By visual inspection of the assessed lot, it is not possible to detect latent defects that may exist. Therefore, only those expressed herein are considered (as a result of the observation or by express report of the Applicant or lotowner).

Given that it IS NOT the purpose of this appraisal to confirm or verify property demarcations or illegal occupation, among any other legal restrictions, the estimated market value determined herein only considers those expressed in the appraisal itself, which were observed in the visual inspection or because they were included in the documentation provided for this purpose

The location or distribution sketches drawn herein are approximate. Therefore, such sketches shall not be considered as "**scaled sketches**". This means that such sketches do not accurately evidence the morphological reality of the lot that is assessed.

This appraisal is for the exclusive use by the Applicants for the purpose expressed in page 1 and it shall not be used for any other purposes.

The assessed property was fully identified, and we relied on its technical and legal documentation provided by [sic] the Applicant and/or lotowner, as well as by the visual inspection supported by the necessary verification tools.

COMMENTS CONCERNING THE PROPERTY BEING ASSESSED

❶ It is assumed that the quiet use and enjoyment of the lot comply with national laws. Likewise, the owner states to have all permits and licenses. It is assumed that the description, boundaries, location, and extension of the property are accurate and correct since they were taken from the public Deed mentioned herein.

❷ The property has buildings and facilities aimed at the production of Hass AVOCADO. Marketing is conducted locally in the city of Tequila, Jalisco. The cultivated area still does not have the certification to export the product.

❸ Population in the area where the subject property is located is minimal due to the distance that still prevails over the lot and the urban [sic] sprawl. Due to foregoing, it is not possible to classify it under the criterion of a lot in transition.

❹ The parties participating in this appraisal declare, under affirmation, that we are not related or linked by kinship or business relationships with the client or owner of the lot that is assessed.

❺ The property was shown by Mr. Juan Pablo Muñoz-Flores, who provided us with the available information.

❻ This lot is entirely well managed, from the status and conservation of the facilities to the management and care of the cultivated area, in which a conventional technology of moderate application of agrochemicals is used, keeps high technical standards in relation to the average of the region and 80% of the production goes to the National market .

❼ This appraisal considers a productive unit of 4.0121, where 7-year-old Hass avocado is grown using a 6 x 4 triangular planting system (known as tresbolillo pattern), representing a population of 280 trees/ha. and an average yield of 15 tons. / Ha.

❽ Finally, a productivity analysis was conducted using the company's own phytotechnology and market parameters (costs, yields, purchase prices of the product). And considering the risk rate for the project conditions, the value of the business in progress was obtained.

❾ To determine the market value of the lot, as an element that feeds the physical approach within the same concept, the supply and demand quoted in the area of influence and comparable properties were analyzed using data from advertisements published in newspapers, magazines and websites of specialized places, as well as advertisements and signs displayed in the region for this type of properties. We entered the starting prices into an adjustment table that helps us find the marketplace prices.

❿ Once the different methodologies were obtained, the weighting that allows us to estimate the market value of the property according to the purpose of this appraisal was conducted.

AGRICULTURAL PROPERTY APPRAISAL

AGRICULTURAL AREAS

√Area with annual crops:

		CURRENT LOT USE	
Classification	Hectares	Autumn-Winter Cycle	Spring - Summer Cycle
		[no text in the source document]	

Typical or representative Use in the region	Capacity/Average Tons./ha.
[no text in the source document]	[no text in the source document]

CAROLINA YÉPEZ ROLDÁN Federal Judiciary Council Expert Certified State Supreme Court MEXICO CITY

√Description of annual crops:

√Crops:

[no text in the source document]

√Technology used:

[no text in the source document]
[no text in the source document]

√Description of the irrigation technique:

[no text in the source document]

√Territorial improvement:

[no text in the source document]

√Area with perennial crops:

Classification	Hectares	Cultivation	Age (years)	Planting system	Number of plants: Per Hectares	Number of plants: Total	Capacity/Average Tons./hectares
Irrigation	04-01-21	Hass Avocado	7	Tresbolillo pattern	280	1,123.39	15

√Description of perennial crops:

❶ **Crops:**
Hass avocado is located in 100% of the area and it is already in the production stage, although [sic] it is in early stage, with an average of 7-year-old trees since they were planted.

❷ **Technology used:**
Semi-intensive density technology [sic], using a package using pesticides in a moderate way combined with organic fertilizers from cattle.
Favorable capacity is obtained despite being under development thanks to micro-sprinkler irrigation accompanied by technical assistance.

❸ **Description of the irrigation technique:**
Micro-sprinkler irrigation with fertigation along with foliar fertilization.
Water availability as well as its storage is not a problem.

❹ **Territorial improvement:**
It has a micro-sprinkler irrigation system tree by tree, main pipes and branches to cover the entire area.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

*** MARKET RESEARCH OF PROPERTIES WITH AVOCADO (CULTIVATED AREAS)**

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Cultivated area	Avocado cultivated area in Sanambo, Quiroga, State of Michoacan, 11 ha. with 16-year-old trees	15	18,000,000.00	Supply	$ 1,200,000.00
2	Cultivated area	Var Mendez Cultivated area, with 3000 avocado Hass trees, 6000 lemon trees	86	43,000,000.00	Supply	$ 5 00,000.00
3	Cultivated area	Avocado cultivated area of 1.5 ha. and 1 ha. with pine and oyamel trees. Capacity 15 tons./ha. to export	3	2,200,000.00	Supply	$ 733,333.33
4	Cultivated area	Avocado cultivated area and country property in Periban Michoacan. With irrigation water license	92.646	85,500,000.00	Supply	$ 922,867.69
5	Cultivated area	Avocado cultivated area with 610 15-year-old trees, A 7-million-liter pit	3.64	18,000,000.00	Demand	$ 4,945,054.95
6	Cultivated area	Avocado cultivated area with 500 trees in production stage and 100 in growth	4.7	3,000,000.00	Supply	$ 638,297.87
7						

Sample	Location and access	Source
1	Close to Quiroga, Michoacan, 1.470 trees already with fruit	https://casas.trovit.com.mx/detail/01928c97-69b8-7e
2	In the town of Santa Ana, near Mascota, just half an hour thru an unpaved road to San Sebastian del Oeste and 1.5 hr. from Puerto Vallarta	https://casas.trovit.com.mx/detail/99c671d2-4ad5-4690
3	Rural Tract in common property in Ejido Tierra Colorada, located in Puente de Tierra, between Ciudad Hidalgo and Huajumbaro, Michoacan.	https://casas.trovit.com.mx/detail/0195c915-dd23-7b41
4	Access through country road, 1.75 km from Periban road	https://casas.trovit.com.mx/detail/01965af6-f6cf-7371-
5	Zacapu, Michoacan de Ocampo	https://casas.trovit.com.mx/detail/trovit-MX-8950003760359147224
6	15 minutes, from the federal highway Tuxpan-Zitacuaro through unpaved road	https://casas.trovit.com.mx/detail/01995b81-3883-769c
7		

*** ADJUSTMENT OF PROPERTIES WITH AVOCADO (CULTIVATED AREAS)**

Lot TYPE 1 — Cultivated area — **Adjustable samples** 1,2,3,4,5,6,7

Sample	Classification	Size (ha.)	Unit value ($)	Factors: Location-Access	Factors: Size	Factors: Negotiation	Factors: Depth	Agronomic	Resulting Factor	Net Value ($)
1	Cultivated area	15	$ 1,200,000.00	1.00	1.22	0.85	0.80	1.10	0.91	$ 1,093,933.12
2	Cultivated area	86	$ 5 00,000.00	1.00	1.58	0.85	1.10	1.00	1.48	$ 740,373.08
3	Cultivated area	3	$ 7 33,333.33	1.05	0.93	0.85	0.70	1.05	0.61	$ 447,336.53
4	Cultivated area	92.646	$ 922,867.69	1.05	1.60	0.85	0.80	1.05	1.20	$ 1,108,013.85
5	Cultivated area	3.64	$ 4,945,054.95	1.05	0.98	0.85	0.70	1.05	0.64	$ 3,165,913.86
6	Cultivated area	4.7	$ 638,297.87	1.10	1.02	0.85	0.70	1.05	0.70	$ 449,191.22
7										

Adjusted value	$ 1,167,460.28
Size	4.0121
Lot value TYPE 1	$ 4,683,967.38
	$ 4,683,967.38

b) Result of the comparative approach of the cultivated areas

Comparative approach considerations - CULTIVATED AREAS: (Comments regarding the adjustment factors)

1. Location and access of comparable cultivated areas in relation to the subject property was based on its distance from the road
2. Sizes of the comparable cultivated areas were adjusted with the following formula: .85+.15 (Subject property size/comparable cultivated area size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor depends on the level of technology used. Although they are remarkably similar, the difference is due to the favorable micro-climate of the subject property.

Access and Location : Adjusted by the distance to main roads or markets.

Features	Factor Range (FUB)
Through paved road	1.05 to 1.15
Access through unpaved road or lane	0.85 to 0.95
Distance to collection center/market.	A demerit applies if it is too far.

AGRICULTURAL PROPERTY APPRAISAL

VI. APPLICATION OF THE MARKET COMPARATIVE APPROACH

CAROLINA YEPEZ-ROLDAN
Federal Judiciary Council
Government Certified Expert Translator
Supreme Court
MEXICO CITY

*** MARKET RESEARCH OF PROPERTIES WITHOUT AVOCADO (CULTIVATED AREAS)**

(to feed the value of the lot in the cost approach)

Sample	Classification	Outstanding features	Size (ha.)	Total value ($)	Supply/ Sale	Unit value ($)
1	Lot	Fraccionamiento Rincon de los Pastores (Tapalpa, Jal.)	1.02	5,000,000.00	Supply	$ 4,901,960.78
2	Lot	The area is urbanized with public infrastructure in front of the lot: Electricity, water, drainage, telephony, and Internet. Private property (Tapalpa, Jal.)	2	15,162,970.00	Supply	$ 7,581,485.00
3	Lot	Lots in Juanacatlan near Tapalpa, for agricultural use, ecotourism with spring inside the property	18.926	7,570,000.00	Supply	$ 399,978.87
4	Lot	Rustic lot in Aguacatita, Amacueca, Jal.	25.00	2,900,000.00	Supply	$ 116,000.00
5						
6						
7						

Sample	Location and access	Source
1	Near the Community Hospital of Tapalpa, Jal.	https://www.inmuebles24.com/propiedades/clasificado/v
2	Lot located in the Tapalpa to Atacco road, just 2 km from Tapalpa downtown, in front of the Conalep National school.	https://www.inmuebles24.com/propiedades/clasificado/v
3	Located in Juanacatlan, 15 minutes from Tapalpa, Jalisco	https://www.inmuebles24.com/propiedades/clasificado/v
4	1 of 6 fractions in which the rustic lot called Aguacatita, in Tepec, was subdivided. It belongs to the municipality of Amacueca, Jalisco.	https://www.nestoria.mx/adclickdetail/00000027700577
5	*[no text in the source document]*	*[no text in the source document]*
6	*[no text in the source document]*	*[no text in the source document]*
7	*[no text in the source document]*	*[no text in the source document]*

*** ADJUSTMENT OF PROPERTIES WITH AVOCADO (CULTIVATED AREAS)**

Lot TYPE 1 — Cultivated area — **Adjustable samples** 1,2,3,4,5,6,7

				Factors						
Sample	**Classification**	**Size (ha.)**	**Unit value ($)**	**Location-Access**	**Size**	**Negotiation**	**Depth**	**Agronomic**	**Resulting Factor**	**Net Value ($)**
1	Lot	1.02	$4,901,960.78	1.01	0.81	0.95	0.80	0.70	0.44	$ 2,144,801.49
2	Lot	2	$7,581,485.00	1.1	0.78	0.95	0.80	0.70	0.46	$ 3,477,274.56
3	Lot	18.926	$ 399,978.87	1.05	1.47	0.9	0.80	0.60	0.67	$ 267,381.81
4	Lot	25	$ 116,000.00	1.1	1.32	0.9	0.8	0.7	0.73	$ 84,618.72
5										
6										
7										

Adjusted value	$ 1,493,519.15
Size	4.0121
Lot value TYPE 1	$ 5,992,148.16
	$ 5,992,148.16

b) Result of the comparative approach of the lots

Comparative approach considerations - Lots:

1. Location and access of comparable lots in relation to the subject property was based on its distance from the road
2. Sizes of the comparable lots were adjusted with the following formula: .85+.15 (Subject property size/comparable lot size)
3. In negotiation, a penalty factor of 15% was applied to Supply samples vs. those of Sales made
4. Soil depth was obtained by penalizing soils that were deeper than the subject property and rewarding soils that were more superficial, at a range of 5%
5. The agronomic factor for lot depends on the soil quality and climate. Normally, the soil of the comparables is of lower quality than the subject property

MARKET COMPARATIVE APPROACH CONSIDERATIONS - LOT WITHOUT AND WITH AVOCADO (CULTIVATED AREAS)

The value of sales made and existing offers was taken as reference. The data was provided by the lotowner or the real estate agency, or the broker, and the experience of the producer.

It is also important to emphasize that the market study of irrigation without avocado was conducted to support the value of the physical/cost approach exclusively.

CULTIVATED AREA	It considers the price of the lot and of the trees, and the existing infrastructure in the ranch, essential data to obtain the market approach.
LOT	It only considers the price of the lot. In this case, irrigation lot samples were taken as evidence for the physical value approach, since this data is NOT used in the market approach

AGRICULTURAL PROPERTY APPRAISAL

VII. APPLICATION OF THE COST APPROACH

CAROLINA YEPEZ ROLDÁN
Federal Judiciary Council
Government Certified Expert Translator
State Supreme Court
MEXICO CITY

a) Land

Type	Classification	Size (ha.)	Unit value ($)	Partial value ($)
1	Land	4.0121	$ 1,493,519.15	$ 5,992,148.16
2				

Land Value $ 5,992,148.16

b) Construction

Type	Size	VRN (New Replacement Value) $/m²	Estimated life (years)	Age of construction (years)	Age	Conservation factors	Obsolescence	Resulting factor	Net Replacement Value $/m²	Partial value ($)
Country house	300 m² of construction			4		1				$ 1,080,000.00

Value of the Constructions $ 1,080,000.00

c) Ancillary works

Type	Concept	Unit Quantity	New Replacement Unit Price	Factors: Obsolescence	Factors: Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
Pot of water	500,000 L of water	1	$ 800,000.00	0.9	0.9	0.81	$ 648,000.00	$ 648,000.00

Value of ancillary works $ 648,000.00

d) Special buildings:

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
T1	Micro-sprinkler irrigation system	4,0121	$ 4 00,000.00	0.9	1	0.9	$ 360,000.00	$ 1,444,356.00

Value of Special buildings $ 1,444,356.00

e) Value of any property other than land

Type	Concept	Unit Quantity	New Replacement Unit Price	Obsolescence	Age and Conservation	Resulting factor	Net Replacement Value $/m²	Partial value ($)
	Water license	56,000.00	$ 1,064,000.00	0.9	1	0.9	$ 957,600.00	$ 957,600.00
	7-year-old trees	1123	$ 2,500.00	0.9	1	0.9	$ 2,250.00	$ 2,527,623.00

Value of any property other than land $ 3,485,223.00

Total amount derived from the cost approach = a + b + c + d + e $ 12,649,727.16

Cost approach considerations:

Prices, useful life cycles, and factors were obtained from the National Statistical Information System for the Agricultural Property Market (SIEMPA)
Note that both the buildings and the ancillary works are new (2-3 years)

---End of translation---

MEXICO CITY

CERTIFICATION

I, the undersigned, Carolina Yépez-Roldán, Government Certified Expert Translator, duly sworn and authorized by the State Supreme Court, as evidenced in the Decree No. 42-04/2024 on February 23, 2024, www.iejdf.gob.mx, and by the Federal Judiciary Council in and for Mexico City, under number 1177-2021, holding the professional ID card No. 6755397 issued by the General Bureau of Professional Practice (DGP) of the Department of Public Education (SEP) of Mexico, DO HEREBY CERTIFY that: the hard copy drawn up in Spanish language hereto attached was provided for translation purposes only; that such copy is stamped and initialized by the undersigned; that to the best of my knowledge, I verily believe that such document is a genuine, true, exact, complete and unaltered photocopy; that I am conversant in English and Spanish languages; that the original document in Spanish is composed of 10 sheet (s) with text. This is the first printing made of this document. Any alteration or erasure voids this document. ---------------------------------------

A translator verifies only the content of the document presented as the original, and not its truthfulness, accuracy, validity, authenticity, or legitimacy.

Certification ID Folio: **2997**

IN WITNESS HEREOF, I execute this document and have hereunto set my hand and cause the seal to be affixed to this certification in Mexico City on this

21 st day of **November**, 20**25**.
Date Month Year

CAROLINA YÉPEZ-ROLDÁN Federal Judiciary Council Government Certified Expert Translator State Supreme Court MEXICO CITY

Translator's seal and/or stamp above

Signature

Carolina Yépez-Roldán
Expert Translator

Description of the attached document copy:

The supplemental information provided below, even if it is not required by law, can contribute to the document's authenticity and protect against potential misuse.

Title or type of document: **Agricultural Property Appraisal**
Document date: **September 19, 2025.**
Signer (s) or Issuing Agency: **N/A**
Identifying No. **N/A.**
No. of pages including certification: **21.**
Document holder: **Juan Pablo Muñoz-Flores.**

- Member of the Colegio Mexicano de Licenciados en Traducción e Interpretación, A.C. (CMLTI), member of the FIT (*Fédération Internationale des Traducteurs*) Registration No. SEP-DGP F459. Member number: M C 0 1 0 3
- Member of the Organización Mexicana de Traductores, Capítulo de Occidente.

55- 7580-7004 • 55-4135-9254 • c.yepezroldan@gmail.com

F01-21/08/2024

Ing. Juventino Martínez Partida

Agricultural Engineer, Major in Agricultural Protection
Professional License (Cédula Profesional) No. 1618990
C Eulalio Gutierrez 332, San Antonio 78436, SLP

City, Jalisco, Mexico
August 04, 2026

Biointra Corp.
Attention: Mr. Raúl Lahud Quiroz, Chief Executive Officer
For onward delivery to Mr. Ayman Dabibi and the reviewing accountants of the Company

Re: Appraisal of the rural property "Las Lomas," Santa Ana, Municipality of Tequila, Jalisco, effective September 22, 2025. Written responses to the two review questions concerning Cultivated Area Sample 1 and Lot Sample 5.

Dear Sirs:

I am the appraiser who prepared the agricultural property appraisal of the rural tract known as "Las Lomas," located in Santa Ana, Municipality of Tequila, State of Jalisco, with a surface area of 17-99-96.69 hectares, effective September 22, 2025, which concluded a market value of MXN 59,428,757.20. I am an Agricultural Engineer with a major in Agricultural Protection, holder of professional license No. 1618990 issued by the General Bureau of Professional Practice (DGP) of the Mexican Department of Public Education. I have been asked to respond in writing, from my work file, to the two questions raised in the review of that appraisal. I do so below and I attach supporting market documentation as Annex A and Annex B.

The subject property

One point of context frames both answers. The subject is not raw land held for speculation. It is a productive agricultural unit planted in its entirety with blue agave (Agave tequilana Weber var. azul) six to seven years old and already in the production stage: approximately 63,000 plants at a density of 3,500 per hectare, with an average yield of 82 tons per hectare. The plantation is registered with the Tequila Regulatory Council (CRT) and its production is sold into the national market for tequila with Designation of Origin. The property sits 12.1 km from the town of Tequila, directly behind Casa Cuervo's Nueva Destilería 1800, with paved access off Highway 15. This corridor is the core of the agave Denomination of Origin zone. In this market, cultivated agave land is the dominant and highest agricultural use, and parcels trade on the strength of the standing crop and the proximity of the major tequila houses.

1. Cultivated Area Sample 1 (Amatitán)

As of the appraisal date, this parcel was rural agricultural land planted with blue agave, adjacent to the town of Amatitán, a Denomination of Origin municipality in the same Tequila valley corridor as the subject. I included it in the market research of properties with cultivated blue agave precisely because it was an agave-cultivated parcel in active agricultural use, and its zoning as of the appraisal date was rural.

The listing's reference to a possible change of use under the municipal zoning plan was a forward-looking remark by the listing broker, not an entitlement. No change of use had been approved or applied for to my

knowledge, and I attributed no development or transition value to the subject; the appraisal expressly concludes that the subject cannot be classified as a property in transition.

The high asking unit value of MXN 13,570,000 per hectare is chiefly a function of parcel size: a two-hectare parcel adjoining a town commands a substantial per-hectare premium over an eighteen-hectare working tract, and asking prices in this market carry a negotiation margin. My adjustment grid dealt with both. A size factor of 0.72, a negotiation penalty of 0.85 applied to supply (asking) prices and a depth factor of 0.80 produced a resulting factor of 0.54, so only 54% of the listed unit value was accepted, bringing Sample 1 to a net MXN 7,300,398 per hectare before averaging. Sample 1 did not drive the conclusion: the adopted cultivated unit value of MXN 3,054,839 per hectare is the average across six comparables, and equals roughly 22% of Sample 1's asking level.

2. Lot Sample 5 (El Arenal, near Santa Sofía Country Club)

The threshold point on this comparable is methodological: it does not enter the market comparative (cultivated) value at all. Sample 5 belongs to the market research of properties without agave, which was compiled to support the land component of the physical/cost approach exclusively and is not used in the market approach. Its only function is to indicate bare-land value.

As of the appraisal date, the parcel (16.88 hectares at Huaxtla, Municipality of El Arenal, Jalisco, at km 28 of the Guadalajara–Tequila highway) was rural agricultural land offered on the farm-land market. El Arenal is itself a Denomination of Origin municipality within the CRT-recognized agave zone, and parcels there are marketed to agave growers. No residential or commercial zoning, permit or development approval attached to the parcel as of the appraisal date according to the documentation in my file. The original listing, reproduced in Annex B, confirms its offered condition: a macro rural lot fronting the highway, marketed principally on its water endowment, namely a working water well registered with CONAGUA and an annual extraction concession of 200,000 m³.

In this region, secured irrigation water is the single most valuable attribute farm land can carry, and the pattern inside my own sample bears this out: Lot Sample 3, with a well and a 54,500 m³ concession, was offered at MXN 1.64 million per hectare, while Lot Sample 4, without water rights, was offered at MXN 654,206 per hectare. Sample 5's 200,000 m³ concession, nearly four times Sample 3's volume, explains the premium far better than the golf-course frontage, which is a location amenity noted in the listing rather than the driver of an agricultural asking price.

My adjustment grid applied the heaviest total discount in the table to this comparable: negotiation 0.90, depth 0.80 and an agronomic factor of 0.70, recognizing that its water and soil endowment exceeds the subject's rain-fed profile. The resulting factor of 0.55 reduced the asking unit value to a net MXN 7,961,734 per hectare, and after averaging with the other four lot samples the adopted bare-land value was MXN 2,481,671 per hectare, about 17% of Sample 5's asking level. Any influence from proximity to the country club was therefore compressed twice, first by the 45% adjustment and then by the averaging.

Corroborating market evidence: similar valuations for similar properties

To corroborate the levels used in the appraisal, Annex A contains three current offerings of comparable agave agricultural properties in the same Denomination of Origin corridor, in the municipalities of Amatitán and El Arenal, each in agricultural (agave) use:

Listing	Location	Surface	Asking price	Asking price per hectare

			(MXN)	(MXN)
Property 1	Amatitán, Jalisco	2.6000 ha	20,800,000	8,000,000
Property 2	Amatitán, Jalisco	2.7894 ha	20,920,500	7,500,000
Property 3	El Arenal, Jalisco	3.0000 ha	27,000,000	9,000,000

These parcels are offered at MXN 7,500,000 to 9,000,000 per hectare. That range sits at or above the net adjusted values I derived for the two comparables under review (Sample 1 at MXN 7,300,398 per hectare; Sample 5 at MXN 7,961,734 per hectare), and far above the values actually adopted in the appraisal (MXN 3,054,839 per hectare for cultivated agave land and MXN 2,481,671 per hectare for bare land). In other words, similar properties in the same corridor are being valued by the market at similar or higher levels than those used in my work, and the appraisal's adopted unit values are conservative against this evidence.

I recognize that several of the original listing pages relied upon in the appraisal have since expired, which is common for rural listings in this market given how quickly agave land is absorbed. My work file retains the captures and broker references for each comparable; the capture of the Sample 5 listing is attached as Annex B, and the Annex A offerings remain verifiable at the listing links shown therein.

Confirmation

On the basis of the foregoing, I ratify the appraisal of "Las Lomas" effective September 22, 2025 and the market value concluded therein of MXN 59,428,757.20, as well as the treatment of Cultivated Area Sample 1 and Lot Sample 5 described above. I authorize the Company to provide this letter to its auditors and advisors, and I remain available for a call should any further detail from my work file be of assistance.

Respectfully,

Ing. Juventino Martínez Partida
Agricultural Engineer, Major in Agricultural Protection
Professional License No. 1618990

Annex A: Current offerings of similar agave agricultural properties, Amatitán and El Arenal, Jalisco (listing captures and links).

Annex B: Listing capture, 16.88-hectare rural lot at km 28 of the Guadalajara–Tequila highway, Municipality of El Arenal, Jalisco (Lot Sample 5 reference).

Annex A: Current offerings of similar agave agricultural properties, Amatitán and El Arenal, Jalisco (listing captures and links).

To Sample 1: Near amatitan

	Price	Size (m3)	Price per hectare	Location	Distance from sample	Current use	Link
Property 1	$20.800.000	26000	$8.000.000	Amatitan	Same municipality	Agricultural (Agave)	https://www.icasas.mx/propiedad/4149-a891-19cea6e-dc3c4f244650-74f4
Property 2	$20.920.500	27894	$7.500.000	Amatitan	Same municipality	Agricultural (Agave)	https://www.icasas.mx/propiedad/7ca4-98f5-10318c3e-2ecb2a18763b-3c7
Property 3	$27.000.000	30000	$9.000.000	El Arenal	9km	Agricultural (Agave)	https://www.icasas.mx/propiedad/e881-86ba-192ff72-1e05972576f8-73f4

Property 1

https://www.icasas.mx/propiedad/4149-a891-19cea6e-dc3c4f244650-74f4

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Lote de Terreno en venta Carretera Guadalajara-tepic, Amatitán, Jalisco, 45380, Mex

TERRENO EN VENTA en Amatitan, a un costado de Los Gallos Garden





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HR REAL ESTATE

20,800,000 MX$

Carretera guadalajara-tepic, amatitán, jalisco, 45380, mex

🌵 Terreno Agavero en Venta a Pie de Carretera – Excelence Ubicación 🚜

Gran oportunidad de inversión en la zona tequilera de Jalisco. Terreno casi rectangular de 26,000 m² ubicado a pie de carretera en sentido Guadalajara – Amatitán, con excelente visibilidad y acceso.

📐 Características del terreno:

*Superficie: 26,000 m²
*Frente: 64 metros
*Fondo: 426 metros
*Topografía ideal para desarrollo
*Acceso directo desde carretera

🌱 Actualmente sembrado con agave de aproximadamente 5 años, lo que lo convierte en una propiedad con valor productivo inmediato.

📍 Ubicación estratégica:

*A solo 300 metros de gasolinera
*A un costado de Los Gallos Garden
*En el corredor agavero entre Guadalajara y Amatitán

🏭 Ideal para:

*Construcción de destilería o proyecto tequilero
*Desarrollo de bodegas o uso industrial ligero
*Inversión agrícola o turística en la ruta del tequila

💼 Excelente opción para inversionistas o productores que buscan ubicación, tamaño y potencial productivo en una de las zonas con mayor crecimiento del sector.

📩 Contáctanos para más información o agendar una visita. EasyBroker ID: EB-VN7693

Property 2:

https://www.icasas.mx/propiedad/7ca4-98f5-10318c3e-2ecb2a18763b-3c78

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‹ Volver icasas › Lotes de Terrenos en Venta › Jalisco › Amatitán

Lote de Terreno en venta Amatitán, Jalisco, Mex

AMATITAN-ARENAL TERRENO AGAVERO





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Diego Franco

20,920,500 MX$

Amatitán, jalisco, mex

Amatitán, jalisco, mex

CON UN TOTAL DE 27,894 M2, APTO PARA CONSTRUCCION DE BODEGAS O DESTILERIAS ****CON POSIBILIDADES DE COMPRAR TERRENO ADJUNTO SIMILAR AL DESCRITO****

Localización: Amatitán, jalisco, mex

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Property 3

https://www.icasas.mx/propiedad/e881-86ba-192ff72-1e05972576f8-73f4

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< Volver icasas > Lotes de Terrenos en Venta > Jalisco > El Arenal

Lote de Terreno en venta Carretera Guadalajara-tepic, Santa Cruz Del Astillero, El Arenal, Jalisco, 45360, Mex

TERRENO EN VENTA O APORTACIÓN EN EL ARENAL SANTA CRUZ DEL ASTILLERO


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Rosy Ruiz Velasco

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27,000,000 MX$

Carretera guadalajara-tepic, santa cruz del astillero, el arenal, jalisco, 45360, mex

Terreno de 30,000 m2 de superficie, a un costado del puente histórico de la Ruta del Tequila.
Este terreno esta ubicado al inicio del paisaje agavero y vecino del Ipade, cuenta con 7,000 plantas de mezcal con 2 años de edad y 4,000 de esta temporada.
Ideal para hacer tu destiladora o una hacienda con una vista espectacular.

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EL TERRENO TAMBIEN ESTA DISPONIBLE PARA APORTACIÓN A PROYECTO

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Localización: Carretera guadalajara-tepic, santa cruz del astillero, el arenal, jalisco, 45360, mex

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Annex B: Listing capture, 16.88-hectare rural lot at km 28 of the Guadalajara–Tequila highway, Municipality of El Arenal, Jalisco (Lot Sample 5 reference).

Link	https://www.lamudi.com.mx/detalle/41032-73-f69e6a42e179-8867-1946846-90aa-75a2
Name: MACRO LOTE EN VENTA, FRENTE A CARRETERA INTERNACIONAL GDL-NOGALES, MUNICIPIO DE EL ARENAL, JALISCO	**$ 244,760,000 MXN** (16.88 HECTAREAS at $1,450.00 X M2.)
Specifications	
Category	Lote / Terreno
Surface	168,000 m²
Description	
Located at km 28 of the 4-lane international highway GDL-Tequila. • in front of Santa Sofía Country Club Golf, medium voltage power line • natural gas hookup • water well, water well registered with CONAGUA • water concession for 200,000 m3 per year • studies and projects • in front of the road to Tequila • soil mechanics • in front of the train tracks • contour lines at .50 cm • in front of a 4-lane avenue • slope study • macro bypass 4 km away • flow, video, and water quality of the well • Guadalajara ring road 21 km away • hydrological study	

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ARENAL
SANTA SOFÍA COUNTRY CLUB
AUTOPISTA GDL - PTO VALLARTA
CLUB
CARRETERA GDL - TEQUILA
VIA DEL FFCC GDL-NOGALES
EL RÍO COUNTRY CL
STA. CRUZ DEL ASTILLERO
1/4
Plano

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MACRO LOTE EN VENTA, FRENTE A CARRETERA INTERNACIONAL GDL-NOGALES, MUNICIPIO DE EL ARENAL, JALISCO.

Huaxtla, El Arenal, Jalisco

$ 244,760,000 MXN

168,000 m²

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PROLONGACIÓN AV. VALLARTA
SUP. 16.88 HAS.
VIA DEL TREN GUADALAJARA - NOGALES


CARRETERA GDL -
218.46 m
784.08
FRACCIÓN 2A-2
SUPERFICIE
PROPIEDAD
738.75
DEL FFCC GDL-
218.46 m